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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GCI Liberty, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTE: THE FOLLOWING SUPPLEMENTAL MATERIALS ARE BEING DELIVERED TO YOU BECAUSE THE DATE AND TIME OF THE SPECIAL MEETING HAVE CHANGED.
PLEASE NOTE THE NEW DATE AND TIME BELOW.

GCI LIBERTY, INC.
12300 Liberty Blvd.
Englewood, Colorado 80112
(720) 875-5900

UPDATED NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be Held on May 7, 2018

        NOTICE IS HEREBY GIVEN that the date and time of the special meeting (the special meeting) of shareholders of GCI Liberty, Inc., an Alaska corporation (GCI Liberty), have been changed to, and the special meeting will be held on, May 7, 2018, at 8:00 a.m., local time, at the corporate offices of GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, telephone (720) 875-5900.

        The proposals to be considered and voted on at the special meeting have not changed and remain as follows:

  1.
  A proposal (which we refer to as the reincorporation merger proposal) to approve the Agreement and Plan of Merger, dated as of March 22, 2018 (as it may be amended from time to time, the reincorporation merger agreement), by and between GCI Liberty and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GCI Liberty (GCI Newco), pursuant to which GCI Liberty will merge with and into GCI Newco (the reincorporation merger), with GCI Newco continuing as the surviving corporation in the reincorporation merger and existing under the laws of the State of Delaware; and

  2.
  A proposal (which we refer to as the adjournment proposal) to authorize the adjournment of the special meeting by GCI Liberty to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the reincorporation merger proposal.

        Holders of record of GCI Liberty's Class A common stock, no par value (GCI Liberty Class A Common Stock), GCI Liberty's Class B common stock, no par value (GCI Liberty Class B Common Stock), and GCI Liberty's Series A Cumulative Redeemable Preferred Stock (GCI Liberty Series A Preferred Stock), in each case, outstanding at 4:02 p.m., New York City time, on March 9, 2018, the record date for the special meeting (the record date), are entitled to notice of the special meeting and to vote on the reincorporation merger proposal and the adjournment proposal, or at any adjournment or postponement thereof.

        Accompanying this notice is a supplement (the proxy supplement) to the proxy statement, dated March 22, 2018 (the proxy statement), which includes the original Notice of Special Meeting of Shareholders and which further discusses the change in the date of the special meeting and certain other information in connection therewith. In addition, the proxy statement contains other important information about the special meeting and the proposals to be considered and voted on at the special meeting. We encourage you to read each of the proxy statement and the proxy supplement in their entirety before voting.

        A copy of the reincorporation merger agreement is included as Annex A of this proxy supplement.

        Shareholders of GCI Liberty Class B Common Stock will have the right to dissent to the reincorporation merger. Copies of certain provisions of the Alaska Corporations Code relating to dissenters' rights are included as Annex B of this proxy supplement.

        A revised proxy card, reflecting the change in the date and time of the special meeting, accompanies this proxy supplement. If you have already voted and do not wish to change your vote, you do not need to take any further action. You may also continue to use the proxy card previously provided. Votes may be cast in person at the special meeting or by proxy prior to the special meeting by telephone, via the Internet, or by mail.

        YOUR VOTE IS IMPORTANT.    Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the special meeting.

By Order of the Board of Directors,

Katherine C. Jewell Assistant Vice President and Secretary

Englewood, Colorado
April 12, 2018

        WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD OR THE PROXY CARD PREVIOUSLY PROVIDED. IF YOU HAVE ALREADY VOTED, NO FURTHER ACTION IS REQUIRED, UNLESS YOU WISH TO CHANGE YOUR VOTE.

GCI LIBERTY, INC.
an Alaska corporation
 12300 Liberty Blvd.
Englewood, Colorado 80112
(720) 875-5900

Supplement, dated April 12, 2018, to Proxy Statement, dated March 22, 2018

The Special Meeting

        Beginning on or about March 23, 2018, GCI Liberty, Inc., an Alaska corporation (GCI Liberty), distributed to shareholders of GCI Liberty's Class A common stock, no par value (GCI Liberty Class A Common Stock), GCI Liberty's Class B common stock, no par value (GCI Liberty Class B Common Stock), and GCI Liberty's Series A Cumulative Redeemable Preferred Stock (GCI Liberty Series A Preferred Stock, and collectively with the GCI Liberty Class A Common Stock and GCI Liberty Class B Common Stock, the GCI Liberty Capital Stock), in each case, as of 4:02 p.m., New York City time, on March 9, 2018 (the record date), a proxy statement (the proxy statement) relating to a special meeting (the special meeting) of its shareholders (the GCI Liberty shareholders).

        We are sending you this supplement to the proxy statement (this proxy supplement) to notify you of a change in the date and time of the special meeting, and of the additional time that you now have to consider and to vote upon the proposals to be presented at the special meeting.

        As previously set forth in the proxy statement, the special meeting was to be held at 1:00 p.m., local time, on April 23, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, telephone (720) 875-5900. The proposals to be considered and voted upon at the special meeting have not changed and remain as follows:

  1.
  A proposal (which we refer to as the reincorporation merger proposal) to approve the Agreement and Plan of Merger, dated as of March 22, 2018 (as it may be amended from time to time, the reincorporation merger agreement), by and between GCI Liberty and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GCI Liberty (GCI Newco), pursuant to which GCI Liberty will merge with and into GCI Newco (the reincorporation merger), with GCI Newco continuing as the surviving corporation in the reincorporation merger and existing under the laws of the State of Delaware; and

  2.
  A proposal (which we refer to as the adjournment proposal) to authorize the adjournment of the special meeting by GCI Liberty to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the reincorporation merger proposal.

PLEASE NOTE: the special meeting will now be held at 8:00 a.m., local time, on May 7, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, telephone (720) 875-5900.

        If you have already voted and you do not wish to change your vote, you do not need to vote again and no further action is required. If you have not yet voted, you may vote in person at the special meeting, by telephone or through the Internet. Alternatively, you may give a proxy by completing, signing, dating and returning the proxy card accompanying this proxy supplement or the proxy card previously provided. If you have already voted and you wish to change your vote, you do need to vote again. Please refer to the section entitled "The Special Meeting" in the proxy statement for further instructions on how to vote your shares, including instructions on revoking a proxy and how to change your vote. Any signed proxy revocation or a later-dated proxy must be received before the start of the special meeting. You may also change your vote through the Internet or by telephone (if you originally voted by the corresponding method) no later than 2:00 a.m., New York City time, on May 7, 2018.

1

        If you have any questions about voting or attending the special meeting, please contact GCI Liberty Investor Relations at (833) 618-8602, or D.F. King, Inc., which has been retained by GCI Liberty to assist in the solicitation of proxies as further discussed in the proxy statement, at (212) 269-5550 (brokers and banks only) or (866) 721-1324 (toll free).

2

 ANNEX A

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of March 22, 2018 by and between GCI Liberty, Inc., an Alaska corporation (the "Company"), and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company ("NewCo").

RECITALS

        WHEREAS, the Company has entered into that certain Agreement and Plan of Reorganization, by and among Liberty Interactive Corporation, a Delaware corporation ("Liberty"), Liberty Interactive LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Liberty, and the Company (as amended by Amendment No. 1 to Reorganization Agreement, dated as of July 19, 2017, and Amendment No. 2 to Reorganization Agreement, dated as of November 8, 2017, and as may be further amended, restated or amended and restated, the "Reorganization Agreement");

        WHEREAS, pursuant to the terms of the Reorganization Agreement, the Company agreed to form NewCo, and to enter into, and to cause NewCo to enter into, an agreement and plan of merger with respect to the merger of the Company with and into NewCo for the purpose of reincorporating the Company in the State of Delaware following the Split-Off Effective Time (as defined in the Reorganization Agreement) (the "Reincorporation Merger"), with NewCo continuing as the surviving corporation in the Reincorporation Merger;

        WHEREAS, the Company's shares of Company Capital Stock (as defined below) outstanding at the effective time of the Reincorporation Merger will be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended;

        WHEREAS, the Board of Directors of the Company has (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger, (ii) resolved to submit this Agreement to the shareholders of the Company (the "Company Shareholders") for its adoption and approval, and (iii) recommended that the Company Shareholders approve the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger;

        WHEREAS, the Board of Directors of NewCo has (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger, (ii) resolved to submit this Agreement to the sole stockholder of NewCo for its adoption, and (iii) recommended that the Company, as the sole stockholder of NewCo, approve the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger;

        WHEREAS, it is intended that, for U.S. federal income tax purposes, the Reincorporation Merger qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"); and

        WHEREAS, this Agreement is intended to constitute, and is hereby adopted as, a "plan of reorganization" within the meaning of United States Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) for the Reincorporation Merger.

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER

        Section 1.1    The Reincorporation Merger.    Upon the terms and subject to the conditions set forth in this Agreement, the General Corporation Law of the State of Delaware, as amended (the "DGCL"), and the Alaska Corporations Code, as amended (the "ACC"), at the Effective Time (as defined below), the Company shall be merged with and into NewCo, and the separate corporate existence of the Company shall thereupon cease. NewCo shall continue as the surviving corporation in the Reincorporation Merger and shall continue as a corporation formed and existing under the laws of the State of Delaware (sometimes hereinafter referred to as the "Surviving Corporation"). At the Effective Time, the effect of the Reincorporation Merger shall be as provided in this Agreement, the Delaware Certificate of Merger (as defined below), the applicable provisions of the DGCL, the Alaska Articles of Merger (as defined below) and the applicable provisions of the ACC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of the Surviving Corporation.

        Section 1.2    Charter and Bylaws.    At the Effective Time: (a) the certificate of incorporation of NewCo as in effect immediately prior to the Effective Time shall be amended and restated in the Reincorporation Merger to read in its entirety as set forth on Exhibit A, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until thereafter further amended as provided therein and in accordance with the DGCL, and (b) the bylaws of NewCo as in effect immediately prior to the Effective Time shall be amended and restated in the Reincorporation Merger to read in their entirety as set forth on Exhibit B, and as so amended and restated shall be the bylaws of the Surviving Corporation until thereafter further amended as provided therein and in accordance with the Surviving Corporation's certificate of incorporation and the DGCL.

        Section 1.3    Effective Time.    Subject to the provisions of this Agreement, as soon as practicable on the Closing Date (as defined below), the Company and the Surviving Corporation shall cause (i) this Agreement and the articles of merger, in substantially the form attached hereto as Exhibit C (the "Alaska Articles of Merger"), to be executed in accordance with the ACC, and (ii) the certificate of merger, in substantially the form attached hereto as Exhibit D (the "Delaware Certificate of Merger"), to be executed and filed with the Office of the Secretary of State of the State of Delaware (the "Delaware Secretary of State") in accordance with the DGCL. As soon as practicable after the Effective Time, and in any event not later than 30 days after the Effective Time, the Surviving Corporation shall cause a notification of merger, in substantially the form attached hereto as Exhibit E, to be executed and filed with the Commissioner of Community and Economic Development of the State of Alaska (the "Alaska Commissioner"), along with a certified copy of the Delaware Certificate of Merger. In addition, as soon as practicable after the Effective Time, the Surviving Corporation shall cause an amended certificate of authority, in substantially the form attached hereto as Exhibit F, to be executed and filed with the Alaska Commissioner. The Reincorporation Merger shall become effective at the time of the filing of the Delaware Certificate of Merger with the Delaware Secretary of State, or at such later time as may be specified in the Delaware Certificate of Merger (the "Effective Time").

        Section 1.4    Closing.    Unless this Agreement shall have been terminated in accordance with its terms, the closing of the Reincorporation Merger (the "Closing") shall occur as promptly as practicable (but in no event later than the second (2nd) Business Day) after all of the conditions set forth in Article II shall have been satisfied or waived, or at such other time and on a date as agreed to by the parties in writing (the "Closing Date"). The Closing shall take place at 10:00 a.m., New York City time, on the Closing Date, at the offices of Baker Botts L.L.P., 30 Rockefeller Plaza, New York, New York or at such other place and time as agreed to by the parties hereto.

        Section 1.5    Directors and Officers.    Subject to applicable law, the parties shall take all requisite action so that the directors of the Company as of immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The parties shall take all requisite action so that the officers of the Company as of immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal.

        Section 1.6    Effect on Common Stock.

        (a)    Effect on Company Common Stock.    At the Effective Time, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity:

            (i)  Each share of Company Capital Stock (as defined below) held in the Company's treasury immediately prior to the Effective Time shall be cancelled and shall cease to exist, and no securities of the Surviving Corporation or other consideration shall be delivered in exchange therefor.

           (ii)  Each share of Class A common stock, no par value, of the Company ("Company Class A Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.6(a)(i)) shall automatically, and without any election on the part of the Company Shareholders, be converted into a number of shares of Series A common stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Series A Common Stock") equal to the Exchange Ratio (as defined below). For purposes of this Agreement, the "Exchange Ratio" will be 1.0.

          (iii)  Each share of Class B common stock, no par value, of the Company ("Company Class B Common Stock", and together with the Company Class A Common Stock, the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.6(a)(i) and any Dissenting Shares) shall automatically, and without any election on the part of the Company Shareholders, be converted into a number of shares of Series B common stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Series B Common Stock", and together with the Surviving Corporation Series A Common Stock, the "Surviving Corporation Common Stock") equal to the Exchange Ratio.

          (iv)  Each share of Series A Cumulative Redeemable Preferred Stock of the Company ("Company Series A Preferred Stock", and together with the Company Common Stock, the "Company Capital Stock") issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.6(a)(i)) shall automatically, and without any election on the part of the Company Shareholders, be converted into a number of shares of Series A Cumulative Redeemable Preferred Stock of the Surviving Corporation ("Surviving Corporation Series A Preferred Stock", and together with the Surviving Corporation Common Stock, the "Surviving Corporation Capital Stock") equal to the Exchange Ratio.

        (b)    Effect on NewCo Common Stock.    At the Effective Time, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, each share of common stock, par value $0.01 per share, of NewCo issued and outstanding and held by the Company (which, for the avoidance of doubt, is the sole stockholder of NewCo) immediately prior to the Effective Time shall automatically be canceled and shall cease to exist, and no securities of the Surviving Corporation or other consideration shall be delivered in exchange therefor.

        Section 1.7    Treatment of Company Equity Awards.

          (a)   At the Effective Time:

              (i)  each option to purchase shares of Company Common Stock that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, be assumed by the Surviving Corporation and converted into a corresponding option award (A) with respect to a number of (x) in the case of option awards with respect to shares of Company Class A Common Stock, shares of Surviving Corporation Series A Common Stock, and (y) in the case of option awards with respect to shares of Company Class B Common Stock, shares of Surviving Corporation Series B Common Stock, in each case, equal to the product of (1) the Exchange Ratio and (2) the number of shares that such option award related thereto immediately prior to the Effective Time (with any resulting fraction rounded down to the nearest whole share) and (B) with an exercise price per share equal to (1) the exercise price per share of such option award immediately prior to the Effective Time divided by (2) the Exchange Ratio;

             (ii)  each restricted share award of Company Capital Stock that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, be assumed by the Surviving Corporation and converted into a corresponding restricted share award with respect to a number of (x) in the case of restricted share awards with respect to shares of Company Class A Common Stock, shares of Surviving Corporation Series A Common Stock, (y) in the case of restricted share awards with respect to shares of Company Class B Common Stock, shares of Surviving Corporation Series B Common Stock and (z) in the case of restricted share awards with respect to shares of Company Series A Preferred Stock, shares of Surviving Corporation Series A Preferred Stock, in each case, equal to the product of (1) the Exchange Ratio and (2) the number of shares that such restricted share award related thereto immediately prior to the Effective Time and subject to Section 1.8(e);

            (iii)  each stock appreciation right with respect to shares of Company Capital Stock that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, be assumed by the Surviving Corporation and converted into a corresponding stock appreciation right (A) with respect to a number of (x) in the case of stock appreciation rights with respect to shares of Company Class A Common Stock, shares of Surviving Corporation Series A Common Stock and (y) in the case of stock appreciation rights with respect to shares of Company Class B Common Stock, shares of Surviving Corporation Series B Common Stock, in each case, equal to the product of (1) the Exchange Ratio and (2) the number of shares that such stock appreciation right related thereto immediately prior to the Effective Time and (B) with a base price per share equal to (1) the base price per share of such stock appreciation right immediately prior to the Effective Time divided by (2) the Exchange Ratio;

            (iv)  each restricted stock unit with respect to shares of Company Capital Stock that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, be assumed by the Surviving Corporation and converted into a corresponding restricted stock unit with respect to a number of (x) in the case of restricted stock units with respect to shares of Company Class A Common Stock, shares of Surviving Corporation Series A Common Stock and (y) in the case of restricted stock units with respect to shares of Company Class B Common Stock, shares of Surviving Corporation Series B Common Stock, in each case, equal to the product of (1) the Exchange Ratio and (2) the number of shares that such restricted stock units related thereto immediately prior to the Effective Time;

    and, in each case, with such other terms and conditions (including per share exercise price and vesting terms, as applicable) as were applicable to such Company Equity Award immediately prior to the Effective Time.

          (b)   As used in this Agreement, the term "Company Equity Award" shall include (i) any option to purchase shares of Company Common Stock, (ii) any restricted share awards of Company Capital Stock, (iii) any stock appreciation rights with respect to shares of Company Common Stock, and (iv) any restricted stock units with respect to shares of Company Common Stock, in each case, issued pursuant to the Company's incentive plans and outstanding immediately prior to the Effective Time.

          (c)   As soon as practicable following the Effective Time, the Surviving Corporation shall prepare and file with the United States Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) registering a number of shares of the applicable series of Surviving Corporation Capital Stock at least equal to the number of shares of each class of Company Capital Stock subject to the Company Equity Awards immediately prior to the Effective Time. Such registration statement shall be kept effective (and the current status of the prospectus or prospectuses required thereby shall be maintained) at least for so long as any Company Equity Awards (as adjusted pursuant to Section 1.7(a)) remain outstanding.

        Section 1.8    Treatment of Shares.

          (a)   At the Effective Time, any stock certificate that, immediately prior to the Effective Time, represented issued and outstanding shares of Company Capital Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent only the number and class or series of whole shares of Surviving Corporation Capital Stock into which such shares of Company Capital Stock have been converted in the Reincorporation Merger, without any further action on the part of the holder of such shares or the Surviving Corporation.

          (b)   At the Effective Time, shares of issued and outstanding Company Capital Stock that are in non-certificated book-entry form shall, from and after the Effective Time, automatically become the number and class or series of whole shares of Surviving Corporation Capital Stock into which such shares of Company Capital Stock have been converted in the Reincorporation Merger, without any further action on the part of the holder of such shares or the Surviving Corporation. The recording of the conversion of such shares shall be effected in accordance with the customary procedures of the exchange agent of the Company (which shall also be the exchange agent of the Surviving Corporation) (the "Exchange Agent") with respect to securities in non-certificated book-entry form.

          (c)   If, after the Effective Time, a valid certificate previously representing shares of Company Capital Stock is delivered to the Exchange Agent, the Surviving Corporation at its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Surviving Corporation having custody of books and records of the Surviving Corporation, such certificate shall be canceled and the Surviving Corporation shall deliver to the holder of such certificate, in exchange for such valid certificate, a certificate representing the applicable whole shares of Surviving Corporation Capital Stock.

          (d)   Notwithstanding the foregoing, if any certificate that prior to the Effective Time represented shares of Company Capital Stock shall have been lost, stolen or destroyed, then, upon the making of an affidavit of such fact by the person or entity claiming such certificate to be lost, stolen or destroyed and the providing of an indemnity by such person or entity to the Surviving Corporation, in form and substance reasonably satisfactory to the Surviving Corporation, against any claim that may be made against it with respect to such certificate, the Surviving Corporation shall deliver to such person or entity, in exchange for such lost, stolen or destroyed certificate, a certificate representing the applicable whole shares of Surviving Corporation Capital Stock.

          (e)   All shares of Surviving Corporation Capital Stock issued upon conversion of shares of Company Capital Stock in the Reincorporation Merger will be validly issued, fully paid, and non-assessable; provided, however, that fractional shares of Surviving Corporation Capital Stock will not be issued and the Surviving Corporation will instead issue to each Company Shareholder entitled to such fractional share as a result of the conversion of such Company Shareholder's shares of Company Capital Stock into Surviving Corporation Capital Stock in accordance with Section 1.6(a) a scrip, registered in the name of such Company Shareholder (either represented by a certificate or uncertificated), representing such fractional share which will, subject to the terms hereof and thereof, entitle such Company Shareholder to receive a full share of the applicable class and series of Surviving Corporation Capital Stock upon the surrender of scrip (representing such class or series of Surviving Corporation Capital Stock) aggregating a full share of such class or series of Surviving Corporation Capital Stock. All scrip issued as aforesaid shall be subject to the following conditions: (i) the shares for which such scrip are exchangeable will be aggregated and will, as promptly as practicable following the Effective Time, be sold by (or on behalf of) the Surviving Corporation on behalf of the holder thereof in the public market, and (ii) the proceeds of such sale (less any brokerage charges, commissions, transfer taxes or other sale expenses) will be paid pro rata to the registered holders of such scrip, without interest, and in full satisfaction thereof. Scrip shall not be transferable without the consent of the Board of Directors of the Surviving Corporation and shall not entitle the holder thereof to exercise any voting rights, to receive any dividends thereon, or to participate in any of the assets of the Surviving Corporation in the event of liquidation. For the avoidance of doubt, the shares of Surviving Corporation Capital Stock referenced in this Section 1.8(e) will include shares issued in respect of restricted shares of Company Capital Stock, and any scrip issued in respect of fractional shares otherwise associated with such restricted shares will be treated in the same manner as the scrip associated with all other shares of Surviving Corporation Capital Stock and will not be subject to any additional restrictions as a result of association with shares that are otherwise restricted. The parties acknowledge and agree that the delivery of scrip and payment of cash with respect thereto instead of the issuance of fractional shares of Surviving Corporation Capital Stock are solely for the purpose of avoiding the expense and inconvenience to the Surviving Corporation of issuing fractional shares and do not represent separately bargained-for consideration.

        Section 1.9    Dissenters' Rights.    A holder of shares of Company Class B Common Stock has the right to dissent to the Reincorporation Merger with respect to such shares in accordance with AS 10.06.576-.580 (any such shares as to which such Company Shareholder dissents, "Dissenting Shares"). As used herein, "Dissenting Class B Shareholder" means a holder of shares of Company Class B Common Stock who properly exercises the right of dissent under AS 10.06.576. Newco agrees that it will promptly pay each Dissenting Class B Shareholder, if any, the amount to which such Dissenting Class B Shareholder is entitled under AS 10.06.576-.580, subject to and in accordance with the procedures set forth in AS 10.06.576-.580. Pursuant to AS 10.06.574(d), the holders of Company Class A Common Stock and the holders of Company Series A Preferred Stock do not have the right to dissent to a plan of merger. Accordingly, the holders of Company Class A Common Stock and the holders of Company Series A Preferred Stock do not have the right to dissent to the Reincorporation Merger.

        Section 1.10    Service of Process.    Pursuant to AS 10.06.562(A) and (B), following the Effective Time NewCo (i) agrees that it may be served with process in Alaska for a proceeding for the enforcement of an obligation of the Company; and (ii) irrevocably appoints the Alaska Commissioner as the agent for NewCo to accept service of process in a proceeding for the enforcement of an obligation of the Company.

        Section 1.11    Further Assurances.    If, at any time before or after the Effective Time, the Company or the Surviving Corporation, as the case may be, reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Reincorporation Merger or to carry out the purposes and intent of this Agreement, then the Company or the Surviving Corporation, as the case may be, and their respective officers and directors, shall execute and deliver all such proper deeds, assignments, instruments and assurances and do all other things reasonably necessary or desirable to consummate the Reincorporation Merger and to carry out the purposes and intent of this Agreement.

ARTICLE II
CONDITIONS

        Section 2.1    Conditions to the Obligations of Each Party.    The respective obligation of each party hereto to effect the Reincorporation Merger is subject to satisfaction or, in the case of clause (e) only, waiver, by the parties of the following conditions:

          (a)    Company Shareholder Approvals.    This Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger, shall have been approved by:

              (i)  the holders of at least two-thirds of the votes entitled to be cast by the Company Class A Common Stock, the Company Class B Common Stock and the Company Series A Preferred Stock, voting together as a single class, with the holders of Company Class A Common Stock being entitled to cast 1 vote per share, holders of Company Class B Common Stock being entitled to cast 10 votes per share, and holders of Company Series A Preferred Stock being entitled to cast 1/3 votes per share;

             (ii)  the holders of at least two-thirds of the votes entitled to be cast by the Company Class A Common Stock, voting separately as a single class;

            (iii)  the holders of at least two-thirds of the votes entitled to be cast by the Company Class B Common Stock, voting separately as a single class; and

            (iv)  the holders of at least two-thirds of the votes entitled to be cast by the Company Series A Preferred Stock, voting separately as a single class (collectively, the "Company Shareholder Approvals").

          (b)    NewCo Sole Stockholder Approval.    This Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger, shall have been approved and adopted by the Company, as the sole stockholder of NewCo (the "NewCo Stockholder Approval").

          (c)    Split-Off Effective Time.    The Split-Off Effective Time shall have occurred.

          (d)    Tax Opinion.    The Company shall have received a tax opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated the Closing Date, in form and substance reasonably acceptable to the Company, substantially to the effect that the Reincorporation Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

          (e)   The consents, approvals, authorizations or permits, filings or notifications set forth on Schedule A shall have been obtained or made, and shall be in full force and effect.

 ARTICLE III
TERMINATION

        Section 3.1    Termination.    This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the Company Shareholder Approvals and the NewCo Stockholder Approval have been obtained, (a) by mutual written consent of each of the Company and NewCo, (b) by either party, upon the termination of the Reorganization Agreement in accordance with its terms or (c) by either party, if the Reincorporation Merger has not been consummated one year from the Split-Off Effective Time.

ARTICLE IV
MISCELLANEOUS AND GENERAL

        Section 4.1    Amendments and Supplements.    This Agreement may be amended or supplemented at any time by additional written agreements signed by, or on behalf of, each of the parties, as may mutually be determined by the parties to be necessary, desirable or expedient to further the purpose of this Agreement or to clarify the intention of the parties; provided, however, that after the Company Shareholder Approvals and the NewCo Stockholder Approval have been obtained, no amendment shall be made that pursuant to applicable law requires further approval or adoption by the Company Shareholders without such further approval or adoption. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

        Section 4.2    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.

        Section 4.3    Governing Law.    Except to the extent that the laws of the State of Alaska mandatorily apply with respect to the internal affairs of the Company, all disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles or rules of conflict of laws.

        Section 4.4    Entire Agreement.    This Agreement, along with (i) the Reorganization Agreement, (ii) that certain Voting Agreement, dated as of April 4, 2017, by and among Liberty, the Company, Mr. John C. Malone and Mrs. Leslie Malone, (iii) that certain Voting Agreement, dated as of April 4, 2017, by and among Liberty, the Company, Mr. John W. Stanton and Mrs. Theresa E. Gillespie, and (iv) that certain Voting Agreement, dated as of April 4, 2017, by and among Liberty, the Company, Ronald A. Duncan and Dani Bowman, including, in each case, the documents and the instruments referred to herein and therein, constitute the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        Section 4.5    No Third Party Beneficiaries.    This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder except from and after the Effective Time the rights of holders of shares of Company Capital Stock and the holders of Company Equity Awards to receive the consideration set forth in Article I.

        Section 4.6    Assignment; Binding Upon Successors and Assigns.    None of the parties hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        Section 4.7    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

        Section 4.8    Headings.    The headings contained in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GCI LIBERTY, INC.
By:	/s/ CRAIG TROYER
Name: Craig Troyer
Title: Senior Vice President and Assistant Secretary
GCI MERGER SUB, INC.
By:	/s/ CRAIG TROYER
Name: Craig Troyer
Title: Vice President, Treasurer and Secretary

[Signature Page to Agreement and Plan of Merger]

 EXHIBIT A

FORM OF
RESTATED CERTIFICATE OF INCORPORATION

OF

GCI LIBERTY, INC.

 ARTICLE I

NAME

        The name of the corporation is GCI Liberty, Inc. (the "Corporation").

ARTICLE II

REGISTERED OFFICE

        The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as the same may be amended from time to time, the "DGCL").

ARTICLE IV

AUTHORIZED STOCK

        The total number of shares of capital stock which the Corporation will have authority to issue is one billion six hundred ten million (1,610,000,000) shares, of which:

          (1)   one billion five hundred and sixty million (1,560,000,000) shares will be of a class designated as Common Stock, par value $0.01 per share ("Common Stock"), and such class will be divided into series as follows:

    a.
    five hundred million (500,000,000) shares of Common Stock will be of a series designated as "Series A Common Stock" (the "Series A Common Stock");

    b.
    twenty million (20,000,000) shares of Common Stock will be of a series designated as "Series B Common Stock" (the "Series B Common Stock");

    c.
    one billion forty million (1,040,000,000) shares of Common Stock will be of a series designated as "Series C Common Stock" (the "Series C Common Stock"); and

          (2)   fifty million (50,000,000) shares will be of a class designated as Preferred Stock, par value $0.01 per share ("Preferred Stock"), with (a) seven million five hundred thousand (7,500,000) shares of Preferred Stock of a series designated as "Series A Cumulative Redeemable Preferred Stock" as set forth in Article IV, Section D hereof, and (b) forty two million five hundred thousand (42,500,000) shares of Preferred Stock undesignated as to series and issuable in accordance with the provisions of Article IV, Section C hereof and the DGCL.

        The description of the Common Stock and the Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, or the method of fixing and establishing the same, are as hereinafter set forth in this Article IV.

SECTION A

CERTAIN DEFINITIONS AND INTERPRETATIONS

        Unless the context otherwise requires, the terms defined below will have, for all purposes of this Restated Certificate, the meanings herein specified:

        "Board of Directors" or "Board" means the Board of Directors of the Corporation and, unless the context indicates otherwise, also means, to the extent permitted by law, any committee thereof authorized, with respect to any particular matter, to exercise the power of the Board of Directors of the Corporation with respect to such matter.

        "Capital Stock" shall mean any and all shares of capital stock of the Corporation.

        "Convertible Securities" means (x) any securities of the Corporation (other than any series of Common Stock) that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of the Corporation or any other Person, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise, and (y) any securities of any other Person that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of such Person or any other Person (including the Corporation), whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.

        "Person" means any natural person, corporation, company, limited liability company, general or limited partnership, trust, estate, proprietorship, joint venture, association, organization, or other entity.

        "Series A Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for Series A Common Stock.

        "Series B Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for Series B Common Stock.

        "Series C Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for Series C Common Stock.

        "Underlying Securities" means, with respect to any class or series of Convertible Securities, the class or series of securities into which such class or series of Convertible Securities are directly or indirectly convertible, or for which such Convertible Securities are directly or indirectly exchangeable, or that such Convertible Securities evidence the right to purchase or otherwise receive, directly or indirectly.

        "Voting Securities" means the Series A Common Stock, the Series B Common Stock and any series of Preferred Stock which by its terms as set forth herein or in its Preferred Stock Designation is designated as a Voting Security; provided that, except as may otherwise be required by the laws of the State of Delaware, each such series of Preferred Stock will be entitled to vote together with the other Voting Securities only as and to the extent expressly provided for by its terms as set forth herein or in the applicable Preferred Stock Designation.

 SECTION B

SERIES A COMMON STOCK, SERIES B COMMON STOCK AND
SERIES C COMMON STOCK

        Each share of Series A Common Stock, each share of Series B Common Stock and each share of Series C Common Stock will, except as otherwise provided in this Restated Certificate, be identical in all respects and will have equal rights, powers and privileges.

        1.    Voting Rights.    Holders of Series A Common Stock will be entitled to one vote for each share of such stock held of record, and holders of Series B Common Stock will be entitled to ten votes for each share of such stock held of record, on all matters that are submitted to a vote of stockholders of the Corporation (regardless of whether such holders are voting together with the holders of all Voting Securities, or as a separate class with the holders of one or more series of Common Stock or Preferred Stock, or as a separate series of Common Stock or Preferred Stock, or otherwise). Holders of Series C Common Stock will not be entitled to any voting powers, except as (and then only to the extent) otherwise required by the laws of the State of Delaware. If a vote or consent of the holders of Series C Common Stock should at any time be required by the laws of the State of Delaware on any matter, the holders of Series C Common Stock will be entitled to one-hundredth (1/100) of a vote on such matter for each share of Series C Common Stock held of record.

        Except (A) as may otherwise be required by the laws of the State of Delaware, (B) as may otherwise be provided in this Restated Certificate, or (C) as may otherwise be provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation (as defined in Article IV, Section C hereof), the holders of outstanding shares of Series A Common Stock, the holders of outstanding shares of Series B Common Stock and the holders of outstanding shares of each series of Preferred Stock that is designated as a Voting Security and is entitled to vote thereon in accordance with its terms as set forth herein or in the applicable Preferred Stock Designation, will vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, and irrespective of the provisions of Section 242(b)(2) of the DGCL, any proposed amendment to this Restated Certificate required to be voted on by the stockholders of the Corporation that would (x) increase (i) the number of authorized shares of Common Stock or any series thereof, (ii) the number of authorized shares of Preferred Stock or any series thereof or (iii) the number of authorized shares of any other class or series of Capital Stock hereafter established or (y) decrease (i) the number of authorized shares of Common Stock or any series thereof, (ii) the number of authorized shares of Preferred Stock or any series thereof or (iii) the number of authorized shares of any other class or series of Capital Stock hereafter established (but, in each case, not below the number of shares of such class or series of Capital Stock, as the case may be, then outstanding)), and no separate class or series vote or consent of the holders of shares of any class or series of Capital Stock will be required for the approval of any such matter, and such stockholders will not be allowed to cumulate their votes.

        2.    Conversion Rights.    Each share of Series B Common Stock will be convertible, at the option of the holder thereof, into one fully paid and non-assessable share of Series A Common Stock. Any such conversion may be effected by any holder of Series B Common Stock by surrendering such holder's certificate or certificates for the Series B Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B Common Stock represented by such certificate or certificates and stating the name or names in which such holder desires the certificate or certificates representing shares of Series A Common Stock to be issued and, if less than all of the shares of Series B Common Stock represented by one certificate are to be converted, the name or names in which such holder desires the certificate representing such remaining shares of Series B Common Stock to be issued. If so required by the Corporation, any certificate representing shares surrendered for conversion in accordance with this Article IV, Section B.2(a) will be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder, and will, if required by the last sentence of Article IV, Section B.2(b) of this Restated Certificate, be accompanied by payment, or evidence of payment, of applicable issue or transfer taxes. Promptly thereafter, the Corporation will issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates representing the number of shares of Series A Common Stock to which such holder will be entitled as herein provided. If less than all of the shares of Series B Common Stock represented by any one certificate are to be converted, the Corporation will issue and deliver to such holder or such holder's nominee or nominees a new certificate representing the shares of Series B Common Stock not converted. Such conversion will be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer and payment or evidence of payment of taxes referred to above, and the person or persons entitled to receive the Series A Common Stock issuable on such conversion will be treated for all purposes as the record holder or holders of such Series A Common Stock on that date. A number of shares of Series A Common Stock equal to the number of shares of Series B Common Stock outstanding from time to time will be set aside and reserved for issuance upon conversion of shares of Series B Common Stock. Shares of Series A Common Stock and shares of Series C Common Stock are not convertible into shares of any other series of Common Stock.

          (b)   The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of certificates representing shares of Series A Common Stock on conversion of shares of Series B Common Stock pursuant to this Article IV, Section B.2. The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of certificates representing any shares of Series A Common Stock in a name other than that in which the shares of Series B Common Stock so converted were registered and no such issue or delivery will be made unless and until the Person requesting the same has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

        3.    Dividends.    Whenever a dividend, other than a dividend that constitutes a Share Distribution, is paid to the holders of any series of Common Stock then outstanding, the Corporation will also pay to the holders of each other series of Common Stock then outstanding an equal dividend per share. Dividends will be payable only as and when declared by the Board of Directors out of assets of the Corporation legally available therefor. Whenever a Share Distribution is paid to the holders of any series of Common Stock then outstanding, the Corporation will also pay a Share Distribution to the holders of each other series of Common Stock then outstanding, as provided in Article IV, Section B.4 below. For purposes of this Article IV, Section B.3 and Article IV, Section B.4 below, a "Share Distribution" means a dividend or distribution (including a distribution made in connection with any stock-split, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of the Corporation) payable in shares of any class or series of Capital Stock, Convertible Securities or other securities of the Corporation or any other Person.

        4.    Share Distributions.    If at any time a Share Distribution is to be made with respect to any series of Common Stock, such Share Distribution may be declared and paid only as follows:

          (a)   a Share Distribution (i) consisting of shares of Series C Common Stock or Series C Convertible Securities may be declared and paid to holders of Series A Common Stock, Series B Common Stock and Series C Common Stock, on an equal per share basis, or (ii) consisting of (x) shares of Series A Common Stock or Series A Convertible Securities may be declared and paid to holders of Series A Common Stock, on an equal per share basis, (y) shares of Series B Common Stock or Series B Convertible Securities may be declared and paid to holders of Series B Common Stock, on an equal per share basis, and (z) shares of Series C Common Stock or Series C Convertible Securities may be declared and paid to holders of Series C Common Stock, on an equal per share basis; or

          (b)   a Share Distribution consisting of any class or series of securities of the Corporation or any other Person, other than Series A Common Stock, Series B Common Stock or Series C Common Stock (or Series A Convertible Securities, Series B Convertible Securities or Series C Convertible Securities), may be declared and paid on the basis of a distribution of (i) identical securities, on an equal per share basis, to holders of Series A Common Stock, Series B Common Stock and Series C Common Stock, (ii) separate classes or series of securities, on an equal per share basis, to the holders of each such series of Common Stock or (iii) a separate class or series of securities to the holders of one or more series of Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Common Stock; provided, that, in connection with a Share Distribution pursuant to clause (ii) or clause (iii), (1) such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the Underlying Securities) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable), with holders of shares of Series B Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other series of Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion and share distribution, as applicable) among the Series A Common Stock, the Series B Common Stock and the Series C Common Stock, and (2) in the event the securities to be received by the holders of shares of Common Stock other than the Series B Common Stock consist of different classes or series of securities, with each such class or series of securities (or the Underlying Securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion and share distribution provisions, as applicable), then such classes or series of securities will be distributed to the holders of each series of Common Stock (other than the Series B Common Stock) (A) as the Board of Directors determines or (B) such that the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of the class or series of securities (or the Underlying Securities) to be received by the holders of each series of Common Stock (other than the Series B Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of such series of Common Stock, as compared to the other series of Common Stock (other than the Series B Common Stock).

        5.    Reclassification.

        The Corporation will not reclassify, subdivide or combine any series of Common Stock then outstanding without reclassifying, subdividing or combining each other series of Common Stock then outstanding, on an equal per share basis. Any such reclassification, subdivision or combination is subject to Article IX of this Restated Certificate.

        6.    Liquidation and Dissolution.

        In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and subject to the payment in full of the preferential or other amounts to which any series of Preferred Stock are entitled, the holders of shares of Series A Common Stock, the holders of shares of Series B Common Stock and the holders of shares of Series C Common Stock will share equally, on a share for share basis, in the assets of the Corporation remaining for distribution to the holders of Common Stock. Neither the consolidation or merger of the Corporation with or into any other Person or Persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation will itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article IV, Section B.6.

        7.    Preemptive Rights.

        The holders of the Series A Common Stock, Series B Common Stock and Series C Common Stock will not have any preemptive right to subscribe for or purchase any Capital Stock or other securities which may be issued by the Corporation.

SECTION C

PREFERRED STOCK

        The Preferred Stock may be divided and issued in one or more series from time to time, with such powers, designations, preferences and relative, participating, optional or other rights and qualifications, limitations or restrictions thereof, as are stated and expressed in this Restated Certificate or as may be stated in a resolution or resolutions providing for the issue of each such series adopted by the Board of Directors (a "Preferred Stock Designation"). Nothing contained in this Article IV, Section C shall limit or otherwise restrict the powers, designations, preferences and relative, participating, optional or other rights and qualifications, limitations or restrictions of any series of Preferred Stock set forth in this Restated Certificate. The Board of Directors, in the Preferred Stock Designation with respect to a series of Preferred Stock (a copy of which will be filed as required by law), will, without limitation of the foregoing, fix the following with respect to such series of Preferred Stock:

            (i)  the distinctive serial designations and the number of authorized shares of such series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate made, signed and filed as required by law (except where otherwise provided in a Preferred Stock Designation);

           (ii)  the dividend rate or amounts, if any, for such series, the date or dates from which dividends on all shares of such series will be cumulative, if dividends on stock of such series will be cumulative, and the relative preferences or rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of such series;

          (iii)  the rights of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, if any, and the relative preferences or rights of priority, if any, of payment of shares of such series;

          (iv)  the right, if any, of the holders of such series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or of another Person, and the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;

           (v)  the voting powers, if any, of the holders of such series, including whether such series will be a Voting Security and, if so designated, the terms and conditions on which the holders of such series may vote together with the holders of any other class or series of Capital Stock;

          (vi)  the terms and conditions, if any, for the Corporation to purchase or redeem shares of such series; and

         (vii)  any other relative rights, powers, preferences and limitations, if any, of such series.

        The Board of Directors is hereby expressly authorized to exercise its authority with respect to fixing, designating and issuing various series of the Preferred Stock and determining the powers, designations, preferences and relative, participating, optional or other rights of such series of Preferred Stock, if any, and the qualifications, restrictions or limitations thereof, if any, to the full extent permitted by applicable law, subject to any stockholder vote that may be required by this Restated Certificate or any Preferred Stock Designation. All shares of any one series of the Preferred Stock will be alike in every particular. Except to the extent otherwise expressly provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation, the holders of shares of Preferred Stock or any series thereof will have no voting rights except as may be required by the laws of the State of Delaware. Further, unless otherwise expressly provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation, no consent or vote of the holders of shares of Preferred Stock or any series thereof, consenting or voting as a separate class or series, will be required for any amendment to this Restated Certificate that would increase the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof or decrease the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof (but not below the number of authorized shares of Preferred Stock or such series, as the case may be, then outstanding).

        Except as may be provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation, or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes will have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by a Preferred Stock Designation or as part of any other series of Preferred Stock.

SECTION D

SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

        7,500,000 shares of the authorized and unissued Preferred Stock are hereby designated "Series A Cumulative Redeemable Preferred Stock" with the following powers, designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions (the "Series A Preferred Stock"):

        1.    Certain Definitions.    For purposes of this Article IV, Section D, the following terms shall have the meanings ascribed below:

          "Business Day" shall mean any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

          "Debt Instrument" shall mean any note, bond, debenture, indenture, guarantee or other instrument or agreement evidencing any Indebtedness, whether existing at the effective time of this Restated Certificate or thereafter created, incurred, assumed or guaranteed.

          "Dividend Period" shall mean the period from and including the Issue Date to (but not including) the first Dividend Payment Date and each three (3) month period from and including the Dividend Payment Date for the preceding Dividend Period to (but not including) the Dividend Payment Date for such Dividend Period.

          "Dividend Rate" shall mean the dividend rate accruing on the Series A Preferred Stock, as applicable from time to time pursuant to this Article IV, Section D.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "GCI Alaska" shall mean GCI Liberty, Inc., an Alaska corporation.

          "Indebtedness" shall mean (i) any liability, contingent or otherwise, of the Corporation or any Subsidiary (x) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of the Corporation or any Subsidiary or only to a portion thereof), (y) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given other than in connection with the acquisition of inventory or similar property in the ordinary course of business, or (z) for the payment of money relating to indebtedness represented by obligations under a lease that is required to be capitalized for financial accounting purposes in accordance with generally accepted accounting principles; (ii) any liability of others described in the preceding clause (i) which the Corporation or any Subsidiary has guaranteed or which is otherwise its legal liability; (iii) any obligations secured by any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against any real or personal property, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction) to which the property or assets of the Corporation or any Subsidiary are subject whether or not the obligations secured thereby shall have been assumed by or shall otherwise be the Corporation's or any Subsidiary's legal liability; and (iv) any amendment, renewal, extension or refunding of any liability of the types referred to in clause (i), (ii) or (iii) above.

          "Issue Date" shall mean the Mandatory Conversion Time (as defined in the Amended and Restated Articles of Incorporation of GCI Alaska, as in effect immediately prior to the effective time of this Restated Certificate).

          "Junior Stock" shall mean the Common Stock and any other class or series of Capital Stock now existing or authorized after the effective time of this Restated Certificate other than the Series A Preferred Stock, any class or series of Parity Stock, and any class or series of Senior Stock.

          "Liquidation Price" measured per share of the Series A Preferred Stock as of any date of determination shall mean the sum of (i) $25, plus (ii) an amount equal to all unpaid dividends (whether or not declared) accrued with respect to such share which pursuant to Article IV, Section D.2(e) hereof have been added to and then remain part of the Liquidation Price as of such date.

          "Parity Stock" means any class or series of Capital Stock authorized after the effective time of this Restated Certificate that expressly ranks on a parity basis with the Series A Preferred Stock as to the dividend rights, rights of redemption and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

          "Penalty Rate" shall mean the Stated Rate plus two percent (2.00%) per annum of the Liquidation Price of each share of Series A Preferred Stock.

          "Publicly Traded" means, with respect to shares of capital stock or other securities, that such shares or other securities are traded on a U.S. national securities exchange or U.S. national securities market or quoted on the over-the-counter market.

          "Record Date" for the dividends payable on any Dividend Payment Date shall mean the date fifteen (15) days immediately preceding such Dividend Payment Date; provided, that if such date is not a Business Day, the record date shall be the next succeeding Business Day after such date.

          "Redemption Date" as to all shares of Series A Preferred Stock shall mean (i) the Scheduled Redemption Date, and (ii) any date following the Scheduled Redemption Date on which shares of Series A Preferred Stock are redeemed pursuant to Article IV, Section D.4(b) hereof.

          "Redemption Price" means the Liquidation Price plus all unpaid dividends (whether or not declared) accrued from the most recent Dividend Payment Date through the Redemption Date.

          "Registrar" means the Transfer Agent acting in its capacity as registrar for the Series A Preferred Stock, and its successors and assigns.

          "Reincorporation Merger" shall mean the merger of GCI Alaska with and into the Corporation to effect the reincorporation of GCI Alaska from the State of Alaska to the State of Delaware.

          "Reincorporation Rate Effective Date" shall mean the first day after the first Dividend Payment Date following the effective date of the Reincorporation Merger.

          "Scheduled Redemption Date" shall mean the first (1st) Business Day following the twenty first (21st) anniversary of the Issue Date.

          "Senior Stock" shall mean any class or series of Capital Stock authorized after the effective time of this Restated Certificate that expressly ranks senior to the Series A Preferred Stock and has preference or priority over the Series A Preferred Stock as to dividend rights, rights of redemption and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

          "Series A Dividend Amount" means, for any Dividend Payment Date, the amount accrued and payable by the Corporation as a dividend per share of Series A Preferred Stock, as determined pursuant to Article IV, Section D.2(a) hereof (and as such amount is subject to adjustment from time to time pursuant to Article IV, Section D.2(b) and Section D.2(c) hereof).

          "Stated Rate" shall mean (i) prior to the Reincorporation Rate Effective Date, five percent (5.00%) per annum of the Liquidation Price of each share of Series A Preferred Stock, and (ii) from and after the Reincorporation Rate Effective Date, seven percent (7.00%) per annum of the Liquidation Price of each share of Series A Preferred Stock.

          "Subsidiary" shall mean any company or corporate entity for which a Person owns, directly or indirectly, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interests of such company or corporate entity).

          "Transfer Agent" means Computershare, Inc. acting as transfer agent, Registrar and paying agent for the Series A Preferred Stock, and its successors and assigns.

          "Votes Per Share" means one-third (1/3) of a vote, as such number may be adjusted pursuant to Article IV, Section D.6(c) hereof.

          "Voting Power" means the aggregate voting power of the shares of Series A Preferred Stock outstanding as a percentage of the aggregate voting power of the outstanding shares of Common Stock, together with the shares of Series A Preferred Stock, which are entitled to vote on any matter on which the holders of the Common Stock and Series A Preferred Stock vote together as a single class.

        2.    Dividends.

          (a)   Subject to the prior preferences and other rights of any Senior Stock and the provisions of Article IV, Section D.2(g) hereof, the holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, preferential dividends that shall accrue and cumulate as provided herein. Dividends on each share of Series A Preferred Stock shall accrue on a daily basis at the Dividend Rate of the Stated Rate from and including the Issue Date to and including the date on which the Liquidation Price or Redemption Price of such share is paid pursuant to Article IV, Section D.3 or Section D.4 hereof, respectively, whether or not such dividends have been declared and whether or not there are any funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative. Accrued dividends on the Series A Preferred Stock shall be payable, in accordance with the terms and conditions set forth in this Article IV, Section D, quarterly on January 15, April 15, July 15 and October 15 of each year, commencing on the first such date following the Issue Date (each, a "Dividend Payment Date"), to the holders of record of the Series A Preferred Stock as of the close of business on the applicable Record Date; provided, however, if any such payment date is not a Business

  Day, then payment of any dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day, without any interest or other payment in respect of such delay. For purposes of determining the amount of dividends "accrued" (i) as of any date that is not a Dividend Payment Date, such amount shall be calculated on the basis of the foregoing rate per annum for actual days elapsed from the last preceding Dividend Payment Date (or in the event the first Dividend Payment Date has not yet occurred, the Issue Date) to the date as of which such determination is to be made, based on a 365-day year, (ii) as of any Dividend Payment Date (other than the first Dividend Payment Date), such amount shall be calculated on the basis of the foregoing rate per annum, based on a 360-day year of twelve 30-day months and (iii) as of the first Dividend Payment Date, such amount shall be calculated on the foregoing rate per annum for actual days elapsed from the Issue Date to the date as of which determination is to be made, based on a 365-day year.

          (b)   If the Corporation fails to pay cash dividends on the Series A Preferred Stock in full for any four (4) consecutive or non-consecutive Dividend Periods, including, without limitation, any failure to pay as a result of Article IV, Section D.2(d) hereof (a "Dividend Default"), then:

              (i)  the Dividend Rate shall increase to the Penalty Rate, commencing on the first day after the Dividend Payment Date on which a Dividend Default occurs and for each subsequent Dividend Period thereafter; provided, however, that the Dividend Rate will revert to the Stated Rate at such time as the Corporation has paid all accrued and unpaid dividends (whether or not declared) which pursuant to Article IV, Section D.2(e) hereof have been added to and then remain part of the Liquidation Price as of such date; and

             (ii)  when the Dividend Default is cured and the Dividend Rate reverts to the Stated Rate, each subsequent Dividend Default shall not occur until the Corporation has an additional four (4) failures to pay cash dividends on the Series A Preferred Stock, whether consecutive or non-consecutive after the prior Dividend Default has been cured.

          (c)   Once the Series A Preferred Stock becomes initially eligible to be Publicly Traded, if at any time or from time to time the Series A Preferred Stock fails to be Publicly Traded for ninety (90) consecutive days or longer (a "Listing Default"), then the Dividend Rate shall increase to the Penalty Rate, commencing on the day after the Listing Default and continuing until such time as the Corporation has cured the Listing Default by again causing the Series A Preferred Stock to be Publicly Traded, at which time the Dividend Rate shall revert to the Stated Rate.

          (d)   If, on any Dividend Payment Date, the Corporation, pursuant to applicable law or the terms of any Debt Instrument or Senior Stock, shall not have funds legally available to pay or otherwise be prohibited or restricted from paying to the holders of the Series A Preferred Stock the full Series A Dividend Amount to which such holders are entitled and to the holders of any Parity Stock then entitled to receive payment of a dividend the full amount to which such holders are entitled, the amount available for such payment pursuant to applicable law and which is not restricted or prohibited by the terms of any Debt Instrument or Senior Stock shall be distributed, when and as declared by the Board of Directors, among the holders of the Series A Preferred Stock and any Parity Stock to which dividends are then owed ratably in proportion to the full amounts to which they would otherwise be entitled.

          (e)   To the extent the Series A Dividend Amount is not paid in full on a Dividend Payment Date for any reason, all dividends (whether or not declared) that have accrued on a share of Series A Preferred Stock during the Dividend Period ending on such Dividend Payment Date and which are unpaid will be added to the Liquidation Price (as provided in the definition thereof) of such share and will remain a part thereof until such dividends are paid, together with all dividends that have accrued to the date of such payment with respect to that portion of the Liquidation Price which consists of such accrued and unpaid dividends. Such accrued and unpaid dividends, together with all unpaid dividends accrued thereon, may be declared and paid at any time (subject to the concurrent satisfaction of any dividend arrearages then existing with respect to any Parity Stock), without reference to any regular Dividend Payment Date, to holders of record as of the close of business on such date, not more than sixty (60) days preceding the payment date thereof, as may be fixed by the Board of Directors (the "Special Record Date").

          (f)    Notice of each Special Record Date shall be mailed, first class, postage prepaid, to the holders of record of the Series A Preferred Stock at their respective addresses as the same appear on the books of the Corporation or are supplied by them in writing to the Corporation for the purpose of such notice.

          (g)   So long as any shares of Series A Preferred Stock shall be outstanding, the Corporation shall not declare or pay any dividend whatsoever with respect to any Junior Stock or any Parity Stock, whether in cash, property or otherwise, nor shall the Corporation declare or make any distribution on any Junior Stock or any Parity Stock, or set aside any cash or property for any such purposes, nor shall any Junior Stock or Parity Stock be purchased, redeemed or otherwise acquired by the Corporation or any of its Subsidiaries, nor shall any monies be paid, set aside for payment or made available for a sinking fund for the purchase or redemption of any Junior Stock or Parity Stock, unless and until (i) all dividends to which the holders of the Series A Preferred Stock shall have been entitled for all current and all previous Dividend Periods shall have been paid or declared and the consideration sufficient for the payment thereof set aside so as to be available for the payment thereof and (ii) the Corporation shall have paid, in full, or set aside the consideration sufficient for the payment thereof, all redemption payments with respect to the Series A Preferred Stock that it is then obligated to pay; provided, however, that nothing contained in this Article IV, Section D.2(g) shall prevent (A) purchases, redemptions or other acquisitions of shares of Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants; (B) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy stock, including under a stock repurchase plan, provided that such contract or plan was entered into prior to the Corporation's failure to pay dividends on the Series A Preferred Stock; (C) exchanges or conversions of shares of any class or series of Junior Stock, or the securities of another company, for any other class or series of Junior Stock; (D) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such Junior Stock or the security being converted or exchanged; (E) the payment of any dividends in respect of Junior Stock where the dividend is in the form of the same stock as that on which the dividend is being paid; (F) distributions of Junior Stock or rights to purchase Junior Stock; (G) direct or indirect distributions of equity interests of a Subsidiary or other Person (whether by redemption, dividend, share distribution, merger or otherwise) to all or substantially all of the holders of one or more classes or series of Common Stock, on a pro rata basis with respect to each such class or series (other than with respect to the payment of cash in lieu of fractional shares), or such equity interests of such Subsidiary or other Person are available to be acquired by such holders of one more classes or series of Common Stock (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to such holders), on a pro rata basis with respect to each such class or series (other than with respect to the payment of cash in lieu of fractional shares), whether voluntary or involuntary, (H) stock splits, stock dividends or other distributions, reclassifications, recapitalizations or (I) the declaration and payment of dividends ratably on the

  Series A Preferred Stock and each class or series of Parity Stock as to which dividends are payable or in arrears so that the amount of dividends declared and paid per share of the Series A Preferred Stock and per share of each class or series of such Parity Stock are in proportion to the respective total amounts of accrued and unpaid dividends with respect to the Series A Preferred Stock and all such classes and series of Parity Stock.

        3.    Distributions Upon Liquidation, Dissolution or Winding Up.

        Subject to the prior payment in full of the preferential amounts to which any Senior Stock is entitled, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of the Series A Preferred Stock shall be entitled to receive from the assets of the Corporation available for distribution to the stockholders, before any payment or distribution shall be made to the holders of any Junior Stock, an amount in property or cash, as determined by the Board of Directors in good faith, or a combination thereof, per share, equal to the Liquidation Price plus all unpaid dividends (whether or not declared) accrued through the date of distribution of amounts payable to holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up of the Corporation since the immediately preceding Dividend Payment Date (or, if such date of distribution occurs prior to the first Dividend Payment Date, since the Issue Date), which payment shall be made pari passu with any such payment made to the holders of any Parity Stock. The holders of the Series A Preferred Stock shall be entitled to no other or further distribution of or participation in any remaining assets of the Corporation after receiving in full the amount set forth in the immediately preceding sentence. If, upon distribution of the Corporation's assets in liquidation, dissolution or winding up, the assets of the Corporation to be distributed among the holders of the Series A Preferred Stock and to all holders of any Parity Stock shall be insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire assets of the Corporation to be distributed to holders of the Series A Preferred Stock and such Parity Stock shall be distributed pro rata to such holders based upon the aggregate of the full preferential amounts to which the shares of Series A Preferred Stock and such Parity Stock would otherwise respectively be entitled. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article IV, Section D.3. Notice of the liquidation, dissolution or winding up of the Corporation shall be mailed, first class mail, postage prepaid, not less than twenty (20) days prior to the date on which such liquidation, dissolution or winding up is expected to take place or become effective, to the holders of record of the Series A Preferred Stock at their respective addresses as the same appear on the books of the Corporation or are supplied by them in writing to the Corporation for the purpose of such notice.

        4.    Mandatory Redemption.

          (a)   Redemption.    On the Scheduled Redemption Date, the Corporation shall redeem all outstanding shares of Series A Preferred Stock out of funds legally available therefor at the Redemption Price per share, in cash. For the avoidance of doubt, any shares of Series A Preferred Stock that remain outstanding after the Scheduled Redemption Date shall continue to accrue dividends in accordance with the provisions in Article IV, Section D.2 hereof for so long as such shares remain outstanding. The Corporation shall not redeem any shares of Series A Preferred Stock except as expressly authorized in this Article IV, Section D.4.

          (b)   Partial Redemption.    If on the Scheduled Redemption Date, the Corporation, pursuant to applicable law or the terms of any Debt Instrument or Senior Stock, shall not have funds legally available to redeem or otherwise be prohibited or restricted from redeeming all shares of Series A Preferred Stock, those funds that are legally available and not so restricted or prohibited will be used to redeem the maximum possible number of such shares of Series A Preferred Stock. At any time and from time to time thereafter when additional funds of the Corporation are legally available and not so restricted for such purpose, such funds shall be used in their entirety to redeem the shares of Series A Preferred Stock that the Corporation failed to redeem on the Scheduled Redemption Date until the balance of such shares has been redeemed. The shares of Series A Preferred Stock to be redeemed in accordance with this Article IV, Section D.4(b) shall be redeemed pro rata from among the holders of the outstanding shares of Series A Preferred Stock.

          (c)   Notice of Redemption and Certificates.    The Corporation shall mail notice of such redemption to each holder (such notice, a "Notice of Redemption") in accordance with Article IV, Section D.13 hereof not later than twenty (20) days prior to the Redemption Date. Such Notice of Redemption shall contain: (A) the applicable Redemption Price, (B) the Redemption Date, (C) the instructions a holder must follow with respect to the redemption, including the method for surrendering the certificates for the shares of Series A Preferred Stock to be redeemed for payment of the Redemption Price and (D) any other matters required by law. On or before the applicable Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed on such Redemption Date, shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Notice of Redemption, and thereupon the Redemption Price for such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof in accordance with the terms and conditions set forth in this Article IV, Section D. In the event less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate, instrument, or book entry representing the unredeemed shares of Series A Preferred Stock shall promptly be issued to such holder.

          (d)   Deposit of Redemption Price.    If the Notice of Redemption shall have been mailed as provided in Article IV, Section D.4(c) hereof, and if on or before the Redemption Date specified in such Notice of Redemption, the consideration necessary for such redemption shall have been set aside so as to be available therefor and only therefor, then on and after the close of business on the Redemption Date, the shares of Series A Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall automatically be redeemed and no longer be deemed outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except the right of the holders thereof to receive upon surrender of their certificates the consideration payable upon redemption thereof.

          (e)   Status of Redeemed Shares.    Any shares of Series A Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation shall not be reissued as Series A Preferred Stock.

          (f)    Certain Restrictions.    If and so long as the Corporation shall fail to redeem on the Scheduled Redemption Date all shares of Series A Preferred Stock required to be redeemed on such date, the Corporation shall not redeem, or discharge any sinking fund obligation with respect to, any Parity Stock or Junior Stock, and shall not purchase or otherwise acquire any shares of Series A Preferred Stock, Parity Stock or Junior Stock, unless and until all then outstanding shares of Series A Preferred Stock are redeemed pursuant to the terms hereof. Nothing contained in this Article IV, Section D.4(f) shall prevent (i) the purchase or acquisition by the Corporation of shares of Series A Preferred Stock and Parity Stock pursuant to a purchase or exchange offer or offers made to holders of all outstanding shares of Series A Preferred Stock and Parity Stock, provided that (A) as to holders of all outstanding shares of Series A Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical, (B) as to holders of all outstanding shares of a particular series or class of Parity Stock, the terms of the purchase or exchange offer for all such shares are identical, and (C) as among holders of all outstanding shares of Series A Preferred Stock and Parity Stock, the terms of each purchase or exchange offer or offers are substantially identical relative to the liquidation price of the shares of Series A Preferred Stock and each series or class of Parity Stock, (ii) the purchase or acquisition by the Corporation of shares of Series A Preferred Stock, Parity Stock or Junior Stock in exchange for (together with a cash adjustment for fractional shares, if any), or through the application of the proceeds of the sale of, shares of Junior Stock, or (iii) the redemption, purchase or other acquisition of Junior Stock solely in exchange for shares of Junior Stock.

        5.    Protective Provisions.

          (a)   In addition to any vote required by this Restated Certificate or by applicable law, for so long as any of the shares of Series A Preferred Stock shall remain outstanding, the Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be), separately as a series:

              (i)  amend, alter or repeal any provision of this Article IV, Section D, whether by merger, share exchange, consolidation or otherwise, in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock set forth herein (including, without limitation, any such amendment or alteration that would reduce the Liquidation Price or Dividend Rate of the Series A Preferred Stock), unless in each such case each share of Series A Preferred Stock (x) shall remain outstanding without a material and adverse change to the powers, or rights of the Series A Preferred Stock or (y) shall be converted into or exchanged for preferred stock of the surviving entity having powers, preferences and rights substantially identical to that of a share of Series A Preferred Stock (except for any changes to such powers, preferences or rights that do not materially and adversely affect the Series A Preferred Stock and, if permitted by law, the payment of cash in lieu of fractional shares); or

             (ii)  authorize, create or issue, or increase the authorized or issued amount of, any class of Senior Stock or reclassify any of the authorized Capital Stock into such shares of Senior Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares of Senior Stock.

          (b)   If the Corporation shall propose to take action specified in Article IV, Section D.5(a)(i) hereof, then the Corporation shall give notice of such proposed amendment, alteration or repeal to each holder of record of the shares of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein and shall cause to be filed with the Transfer Agent a copy of such notice. Such notice shall specify the material terms of such amendment, alteration or repeal. Such notice shall be given at least twenty (20) Business Days prior to the effective date of such amendment, alteration or repeal. If at any time the Corporation shall abandon or cancel the proposed action for which notice has been given under this Article IV, Section D.5(b) prior to the effective date of such proposed action, the Corporation shall give prompt notice of such abandonment or cancellation to each holder of record of the shares of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein.

          (c)   In any merger or consolidation, which merger or consolidation by its terms provides for the payment of only cash to the holders of shares of Series A Preferred Stock, each holder of shares of Series A Preferred Stock shall be entitled to receive an amount equal to the Liquidation Price of the shares of Series A Preferred Stock held by such holder, plus an amount equal to the accrued and unpaid dividends (whether or not declared) on such shares since the immediately preceding Dividend Payment Date, in exchange for such shares of Series A Preferred Stock.

        6.    Voting.

          (a)   The shares of Series A Preferred Stock are hereby designated as a "Voting Security" for purposes of this Restated Certificate. The holders of shares of Series A Preferred Stock shall be entitled to vote together as a class generally with the holders of the Series A Common Stock and Series B Common Stock on all matters submitted to a vote of the holders of the Series A Common Stock and Series B Common Stock (together with the holders of any class or series of Senior Stock, Parity Stock or Junior Stock then entitled to vote together as a class with the holders of the Series A Common Stock and Series B Common Stock), except as required in this Article IV, Section D or by applicable law. Each record holder of shares of Series A Preferred Stock shall be entitled to the Votes Per Share for each share of Series A Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote in accordance with Delaware law. The holders of Series A Preferred Stock shall be entitled to notice of any meeting of holders of the Series A Common Stock and Series B Common Stock in accordance with the Bylaws of the Corporation.

          (b)   Each holder of Series A Preferred Stock will be entitled to the Votes Per Share on any matter on which holders of Series A Preferred Stock are entitled to vote separately as a class or series, whether at a meeting or by written consent.

          (c)   In the event of any stock split, stock dividend or other distribution, reclassification, recapitalization or similar event affecting the Common Stock and the aggregate number of votes that may be cast by the holders of the Series A Common Stock and Series B Common Stock, voting together as a separate class or series (each such event, an "Adjustment Event"), the Votes Per Share shall be adjusted, to the nearest tenth of a vote per share of Series A Preferred Stock, from and after such Adjustment Event such that the Voting Power immediately prior to such Adjustment Event shall be substantially equivalent to the Voting Power immediately following such Adjustment Event.

        7.    Preemptive Rights.

        The holders of the Series A Preferred Stock will not have any preemptive right to subscribe for or purchase any Capital Stock or other securities which may be issued by the Corporation.

        8.    Creation of Capital Stock.

        Notwithstanding anything set forth in this Restated Certificate, except as provided in Article IV, Section D.5(a)(ii) hereof, the Board of Directors, or any duly authorized committee thereof, without the vote of the holders of the Series A Preferred Stock, may authorize and issue additional shares of Capital Stock.

        9.    No Sinking Fund.

        Shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

        10.    Exclusion of Other Rights.

        Except as may otherwise be required by law and except for the equitable rights and remedies that may otherwise be available to holders of Series A Preferred Stock, the shares of Series A Preferred Stock shall not have any powers, designations, preferences, or relative, participating, optional or other rights, other than those specifically set forth in this Restated Certificate.

        11.    Replacement Certificates.

        If physical certificates representing shares of Series A Preferred Stock are issued, the Corporation shall replace any mutilated certificate at the holder's expense upon surrender of that certificate to the Transfer Agent. The Corporation shall replace certificates representing shares of Series A Preferred Stock that become destroyed, stolen or lost at the holder's expense upon delivery to the Corporation and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Corporation.

        12.   Taxes.

        (a)    Transfer Taxes.    The Corporation shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Series A Preferred Stock or other securities issued on account of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series A Preferred Stock or other securities in a name other than that in which the shares of Series A Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

        (b)    Withholding.    All payments and distributions (or deemed distributions) on the shares of Series A Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, and amounts withheld, if any, shall be treated as received by holders.

        13.   Notices.

        All notices referred to in this Article IV, Section D shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of (i) receipt thereof, (ii) three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Restated Certificate) with postage prepaid, or (iii) one (1) Business Day after the mailing thereof if sent by overnight courier, addressed: (x) if to the Corporation, to its principal place of business (Attention: Chief Legal Officer), (y) if to any holder of Series A Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of the Transfer Agent) or (z) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

        14.   Facts Ascertainable.

        The Secretary of the Corporation shall also maintain a written record of (i) the Issue Date, the number of shares of Series A Preferred Stock issued to a holder, and the date of each such issuance, and (ii) the Votes Per Share of the shares of Series A Preferred Stock (as may be adjusted pursuant to Article IV, Section D.6(c) hereof) and the dates and descriptions of all Adjustment Events, and, in each case, shall furnish such written record without cost to any stockholder who so requests.

        15.   Waiver.

        Notwithstanding any provision in this Restated Certificate to the contrary, any provision contained in this Restated Certificate and any right of the holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the holders thereof) upon the written consent of the Board of Directors (or an authorized committee thereof) and the holders of a majority of the shares of Series A Preferred Stock then outstanding.

        16.   Information Rights.

        During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Corporation will use its reasonable efforts to (a) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series A Preferred Stock, as their names and addresses appear on the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission (the "SEC") pursuant to Section 13 or 15(d) of the Exchange Act if it were subject thereto (other than any exhibits that would have been required); and (b) promptly, upon request, supply copies of such reports to any holders or prospective holder of Series A Preferred Stock. The Corporation will use its reasonable efforts to mail (or otherwise provide) the information to the holders of the Series A Preferred Stock within fifteen (15) days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC, if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if it were a "non-accelerated filer" within the meaning of the Exchange Act.

        17.   Book Entry.

        The Series A Preferred Stock shall be issued initially in the form of one or more fully registered global certificates ("Global Preferred Shares") to a custodian for a securities depositary (the "Depositary") that is a clearing agency under Section 17A of the Exchange Act (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or its nominee, duly executed by the Corporation and authenticated by the Transfer Agent. The number of shares of Series A Preferred Stock represented by Global Preferred Shares may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and the Depositary as hereinafter provided. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under these terms of the shares of Series A Preferred Stock with respect to any Global Preferred Shares held on their behalf by the Depositary or by the Transfer Agent as the custodian of the Depositary or under such Global Preferred Shares, and the Depositary may be treated by the Corporation, the Transfer Agent and any agent of the Corporation or the Transfer Agent as the absolute owner of such Global Preferred Shares for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Transfer Agent or any agent of the Corporation or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Shares.

ARTICLE V

DIRECTORS

SECTION A

NUMBER OF DIRECTORS

        The governing body of the Corporation will be a Board of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors, the number of directors will not be less than three (3) and the exact number of directors will be fixed in the manner provided in the Bylaws. Election of directors need not be by written ballot.

SECTION B

CLASSIFICATION OF THE BOARD

        Prior to the election of directors at the first annual meeting of stockholders following the effective time of this Restated Certificate, the Board of Directors will not be classified. Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any series of Preferred Stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of Preferred Stock (the "Preferred Stock Directors"), commencing with the election of directors at the first annual meeting of stockholders following the Mandatory Conversion Time (as defined in the Amended and Restated Articles of Incorporation of GCI Alaska, as in effect immediately prior to the effective time of this Restated Certificate), pursuant to Section 141(d) of the DGCL, the Board of Directors will be divided into three classes: Class I, Class II and

Class III. Each class will consist, as nearly as possible, of a number of directors equal to one-third (1/3) of the number of members of the Board of Directors (other than any Preferred Stock Directors) authorized as provided in Article V, Section A hereof. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification of the Board of Directors becomes effective pursuant to this Article V, Section B. The term of office of the initial Class I directors will expire at the second annual meeting of stockholders following the Mandatory Conversion Time; the term of office of the initial Class II directors will expire at the third annual meeting of stockholders following the Mandatory Conversion Time; and the term of office of the initial Class III directors will expire at the fourth annual meeting of stockholders following the Mandatory Conversion Time. At each annual meeting of stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting will be elected to hold office in accordance with this Article V, Section B for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director's earlier death, resignation or removal.

SECTION C

REMOVAL OF DIRECTORS

        Subject to the rights of the holders of any series of Preferred Stock, (i) prior to the time the Board of Directors is classified at the first annual meeting of stockholders following the effective time of this Restated Certificate, directors may be removed from office with or without cause upon the affirmative vote of the holders of at least a majority of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class, and (ii) following the time the Board of Directors is classified at the first annual meeting of stockholders following the effective time of this Restated Certificate, directors may be removed from office only for cause upon the affirmative vote of the holders of at least a majority of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class.

SECTION D

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

        Subject to the rights of holders of any series of Preferred Stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor will have been elected and qualified or until such director's earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director, except as may be provided with respect to any additional director elected by the holders of the applicable series of Preferred Stock.

SECTION E

LIMITATION ON LIABILITY AND INDEMNIFICATION

        1.     Limitation On Liability.

        To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article V, Section E.1 will be prospective only and will not adversely affect any limitation, right or protection of a director of the Corporation existing at the time of such repeal or modification.

        2.     Indemnification.

        (a)    Right to Indemnification.    The Corporation will indemnify, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or, to the fullest extent permitted by law, a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) incurred by such person. Such right of indemnification will inure whether or not the claim asserted is based on matters which antedate the adoption of this Article V, Section E. The Corporation will be required to indemnify or make advances to a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors.

        (b)    Prepayment of Expenses.    The Corporation will pay the expenses (including attorneys' fees) incurred by a director or officer in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding will be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article V, Section E.2(b) or otherwise.

        (c)    Claims.    To the fullest extent permitted by law, if a claim for indemnification or payment of expenses under this Article V, Section E.2(c) is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful, will be entitled to be paid the expense (including attorney's fees) of prosecuting such claim to the fullest extent permitted by Delaware law. In any such action, to the fullest extent permitted by law, the Corporation will have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

        (d)    Non-Exclusivity of Rights.    The rights conferred on any person by this Article V, Section E.2(d) will not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Restated Certificate, the Bylaws of the Corporation, agreement, vote of stockholders or resolution of disinterested directors or otherwise.

        (e)    Other Indemnification.    To the fullest extent permitted by law, the Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity will be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.

        3.    Amendment or Repeal.

        Any amendment, modification or repeal of the foregoing provisions of this Article V, Section E will not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

 SECTION F

AMENDMENT OF BYLAWS

        In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, alter, amend or repeal any provision or all of the Bylaws of the Corporation.

ARTICLE VI

TERM

        The term of existence of the Corporation shall be perpetual.

ARTICLE VII

STOCK NOT ASSESSABLE

        The Capital Stock shall not be assessable. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of the Corporation.

ARTICLE VIII

MEETINGS OF STOCKHOLDERS

SECTION A

ANNUAL AND SPECIAL MEETINGS

        Subject to the rights of the holders of any series of Preferred Stock, stockholder action may be taken only at an annual or special meeting. Except as otherwise provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation, or unless otherwise prescribed by law or by another provision of this Restated Certificate, special meetings of the stockholders of the Corporation, for any purpose or purposes, will only be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66 2/3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (ii) at the request of at least 75% of the members of the Board of Directors then in office.

SECTION B

ACTION WITHOUT A MEETING

        No action required to be taken or which may be taken at any annual meeting or special meeting of stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied; provided, however, that notwithstanding the foregoing, holders of any series of Preferred Stock may take action by written consent to the extent provided by its terms as set forth herein or in any Preferred Stock Designation with respect to such series.

ARTICLE IX

ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE

        Subject to the rights of the holders of any series of Preferred Stock and applicable law, the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class at a meeting specifically called for such purpose, will be required in order for the Corporation to take any action to authorize:

            (i)  the amendment, alteration or repeal of any provision of this Restated Certificate or the addition or insertion of other provisions herein; provided, however, that this clause (i) will not apply to any such amendment, alteration, repeal, addition or insertion (A) as to which the laws of the State of Delaware, as then in effect, do not require the consent of the Corporation's stockholders, or (B) that at least 75% of the members of the Board of Directors then in office have approved;

           (ii)  the adoption, amendment or repeal of any provision of the Bylaws of the Corporation; provided, however, that this clause (ii) will not apply to, and no vote of the stockholders of the Corporation will be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws of the Corporation by the Board of Directors in accordance with the power conferred upon it pursuant to Article V, Section F of this Restated Certificate;

          (iii)  the merger or consolidation of the Corporation with or into any other corporation (including a merger consummated pursuant to Section 251(h) of the DGCL and notwithstanding the exception to a vote of the stockholders for such a merger set forth therein); provided, however, that this clause (iii) will not apply to any such merger or consolidation (A) as to which the laws of the State of Delaware, as then in effect, do not require the consent of the Corporation's stockholders (other than Section 251(h) of the DGCL), or (B) that at least 75% of the members of the Board of Directors then in office have approved;

          (iv)  the sale, lease or exchange of all, or substantially all, of the property or assets of the Corporation; provided, however, that this clause (iv) will not apply to any such sale, lease or exchange that at least 75% of the members of the Board of Directors then in office have approved; or

           (v)  the dissolution of the Corporation; provided, however, that this clause (v) will not apply to such dissolution if at least 75% of the members of the Board of Directors then in office have approved such dissolution.

        Subject to the foregoing provisions of this Article IX, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Restated Certificate, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other Persons whomsoever by and pursuant to this Restated Certificate in its present form or as hereafter amended are granted subject to the rights reserved in this Article IX.

ARTICLE X

CERTAIN BUSINESS OPPORTUNITIES

        1.    Certain Acknowledgements; Definitions.

        In recognition and anticipation that:

          (a)   directors and officers of the Corporation may serve as directors, officers, employees and agents of any other corporation, company, partnership, association, firm or other entity, including, without limitation, current and former Subsidiaries and Affiliates of the Corporation ("Other Entity"),

          (b)   the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage,

          (c)   the Corporation may have an interest in the same areas of business opportunity as any Other Entity, and

          (d)   the Corporation may engage in material business transactions with any Other Entity and its Affiliates, including, without limitation, receiving services from, providing services to or being a significant customer or supplier to such Other Entity and its Affiliates, and that the Corporation and such Other Entity or one or more of their respective Subsidiaries or Affiliates may benefit from such transactions, and as a consequence of the foregoing, it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any directors or officers of the Corporation (including any such persons who are also directors, officers or employees of any Other Entity), be determined and delineated, as set forth herein, in respect of (x) any transactions between the Corporation and its Subsidiaries or Affiliates, on the one hand, and such Other Entity and its Subsidiaries or Affiliates, on the other hand, and (y) any potential transactions or matters that may be presented to officers or directors of the Corporation, or of which such officers or directors may otherwise become aware, which potential transactions or matters may constitute business opportunities of the Corporation or any of its Subsidiaries or Affiliates.

        In recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with any Other Entity and of the benefits to be derived by the Corporation by the possible service as directors or officers of the Corporation and its Subsidiaries of persons who may also serve from time to time as directors, officers or employees of any Other Entity, the provisions of this Article X will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation in relation to such Other Entity and its Affiliates, and as such conduct and affairs may involve such Other Entity's respective directors, officers or employees, and the powers, rights, duties and liabilities of the Corporation and its officers and directors in connection therewith and in connection with any potential business opportunities of the Corporation.

        Any Person purchasing, receiving or otherwise becoming the owner of any shares of Capital Stock, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article X. References in this Article X to "directors," "officers" or "employees" of any Person will be deemed to include those Persons who hold similar positions or exercise similar powers and authority with respect to any Other Entity that is a limited liability company, partnership, joint venture or other non-corporate entity.

        2.    Duties of Directors and Officers Regarding Potential Business Opportunities; No Liability for Certain Acts or Omissions.

        If a director or officer of the Corporation is offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its Subsidiaries or Affiliates, in which the Corporation could, but for the provisions of this Article X, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a "Potential Business Opportunity"):

          (a)   such director or officer will, to the fullest extent permitted by law, have no duty or obligation to refer such Potential Business Opportunity to the Corporation, or to refrain from referring such Potential Business Opportunity to any Other Entity, or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto),

          (b)   such director or officer will not be liable to the Corporation or any of its Subsidiaries or any of its stockholders, as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation or any of its Subsidiaries, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to or otherwise inform the Corporation or any of its Subsidiaries regarding such Potential Business Opportunity or any matter relating thereto,

          (c)   any Other Entity may engage or invest in, independently or with others, any such Potential Business Opportunity,

          (d)   the Corporation shall not have any right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom, and

          (e)   the Corporation shall have no interest or expectancy, and hereby specifically renounces any interest or expectancy, in any such Potential Business Opportunity,

unless (for any of (a) through (e) above) both the following conditions are satisfied: (A) such Potential Business Opportunity was expressly offered to a director or officer of the Corporation solely in his or her capacity as a director or officer of the Corporation or as a director or officer of any Subsidiary of the Corporation and (B) such opportunity relates to a line of business in which the Corporation or any of its Subsidiaries is then directly engaged.

        3.    Amendment of Article X.

        No alteration, amendment or repeal, or adoption of any provision inconsistent with, any provision of this Article X will have any effect upon

        (a)   any agreement between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the "Amendment Time"), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time,

        (b)   any transaction entered into between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, before the Amendment Time,

        (c)   the allocation of any business opportunity between the Corporation or any Subsidiary or Affiliate thereof and any Other Entity before the Amendment Time, or

        (d)   any duty or obligation owed by any director or officer of the Corporation or any Subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).

        4.    Definitions for Article X.

        For purposes of this Article X, the following terms have the meanings set forth below:

          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such Person.

          "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by agreement, or otherwise. The terms "Controls", "Controlled" and "Controlling" will have corresponding meanings.

          "Subsidiary" when used with respect to any Person, means any other Person (1) of which (x) in the case of a corporation, at least (A) 50% of the equity or (B) 50% of the voting interests are owned or Controlled, directly or indirectly, by such first Person, by any one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries or (y) in the case of any Person other than a corporation, such first Person, one or more of its Subsidiaries, or such first Person and one or more of its Subsidiaries (A) owns at least 50% of the equity interests thereof or (B) has the power to elect or direct the election of at least 50% of the members of the governing body thereof or otherwise has Control over such organization or entity; or (2) that is required to be consolidated with such first Person for financial reporting purposes under U.S. Generally Accepted Accounting Principles, as in effect from to time.

 Exhibit B

FORM OF

AMENDED AND RESTATED BYLAWS

OF GCI LIBERTY, INC.

 ARTICLE I

STOCKHOLDERS

        Section 1.1    Annual Meeting.

        An annual meeting of stockholders for the purpose of electing directors and of transacting any other business properly brought before the meeting pursuant to these Bylaws shall be held each year at such date, time and place, either within or without the State of Delaware or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), as may be specified by the Board of Directors in the notice of meeting.

        Section 1.2    Special Meetings.

        Except as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Certificate of Incorporation, special meetings of stockholders of the Corporation, for the transaction of such business as may properly come before the meeting, may be called by the Secretary of the Corporation (the "Secretary") only (i) upon written request received by the Secretary at the principal executive offices of the Corporation by or on behalf of the holder or holders of record of outstanding shares of capital stock of the Corporation, representing collectively not less than 66 2/3% of the total voting power of the outstanding capital stock of the Corporation entitled to vote at such meeting or (ii) at the request of not less than 75% of the members of the Board of Directors then in office. Only such business may be transacted as is specified in the notice of the special meeting. The Board of Directors shall have the sole power to determine the time, date and place, either within or without the State of Delaware, or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), for any special meeting of stockholders (including those properly called by the Secretary in accordance with Section 1.2(i) hereof). Following such determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting that a meeting will be held at the time, date and place, if any, and in accordance with the record date determined by the Board of Directors.

        Section 1.3    Record Date.

        In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days nor less than ten (10) calendar days before the date of such meeting. If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes the record date for determining the stockholders entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining stockholders entitled to vote at such meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days prior to such action. If no record date is fixed by the Board of Directors: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting in accordance with this Section 1.3.

        Section 1.4    Notice of Meetings.

        Notice of all stockholders meetings, stating the place, if any, date and hour thereof, as well as the record date for determining stockholders entitled to vote at such meeting (if such record date is different from the record date for determining stockholders entitled to notice of the meeting); the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting; and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by the Corporation in accordance with Section 5.4 of these Bylaws, applicable law and applicable stock exchange rules and regulations by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or an Assistant Secretary, to each stockholder entitled to notice of such meeting, unless otherwise provided by applicable law or the Certificate of Incorporation, at least ten (10) calendar days but not more than sixty (60) calendar days before the date of the meeting.

        Section 1.5    Notice of Stockholder Business.

        (a)   Annual Meetings of Stockholders.

          (1)   At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations for persons for election to the Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly be requested to be brought before the meeting by a stockholder (x) who complies with the procedures set forth in this Section 1.5 and (y) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Section 1.5(a)(2) is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the meeting, and (z) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be.

          (2)   In addition to any other requirements under applicable law and the Certificate of Incorporation, for a nomination for election to the Board of Directors or the proposal of business to be properly requested to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary and any such proposed business, other than the nominations of persons for election to the Board of Directors, must constitute a proper matter for stockholder action pursuant to the Certificate of Incorporation, these Bylaws, and applicable law. To be timely, a stockholder's notice must be received at the principal executive offices of the Corporation (x) in the case of an annual meeting that is called for a date that is within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the meeting and (y) in the case of an annual meeting that is called for a date that is not within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was communicated to stockholders or public announcement (as defined below) of the date of the meeting was made, whichever occurs first. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein.

            To be in proper written form, such stockholder's notice to the Secretary must be submitted by a holder of record of stock entitled to vote on the nomination of directors of the Corporation and shall set forth in writing and describe in fair, accurate, and material detail (A) as to each person whom the stockholder proposes to nominate for election as a director (a "nominee") (i) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), and (iii) any material interest of the stockholder and beneficial owner, if any, on whose behalf the proposal is made, in such business; and (C) as to such stockholder giving notice and the beneficial owner or owners, if different, on whose behalf the nomination or proposal is made, and any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner (each a "Proposing Person") (i) the name and address, as they appear on the Corporation's books, of such Proposing Person, (ii) the class or series and number of shares of the capital stock of the Corporation that are owned beneficially and of record by such Proposing Person, (iii) a description of all arrangements or understandings between such Proposing Person and any other person or persons (including their names) pursuant to which the proposals are to be made by such stockholder, (iv) a representation by each Proposing Person who is a holder of record of stock of the Corporation (A) that the notice the Proposing Person is giving to the Secretary is being given on behalf of (x) such holder of record and/or (y) if different than such holder of record, one or more beneficial owners of stock of the Corporation held of record by such holder of record, (B) as to each such beneficial owner, the number of shares held of record by such holder of record that are beneficially owned by such beneficial owner, with documentary evidence of such beneficial ownership, and (C) that such holder of record is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination set forth in its notice, (v) a representation (I) whether any such Proposing Person or nominee has received any financial assistance, funding or other consideration from any other person in respect of the nomination (and the details thereof) (a "Stockholder Associated Person") and (II) whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Corporation within the past six (6) months by, or is in effect with respect to, such stockholder, any person to be nominated by such stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder, nominee or any such Stockholder Associated Person, and (vi) a representation whether any Proposing Person intends or is part of a group that intends to (I) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding voting power required to approve or adopt the proposal or elect the nominee and/or (II) otherwise solicit proxies from stockholders in support of such proposal, and (vii) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, and any rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 1.5 shall not apply to any proposal made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act. A proposal to be made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act shall be deemed satisfied if the stockholder making such proposal complies with the provisions of Rule 14a-8 and has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (x) the eligibility of such proposed nominee to serve as a director of the Corporation and (y) whether the nominee would qualify as an "independent director" or "audit committee financial expert" under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation.

          (3)   Notwithstanding anything in paragraph (a)(2) of this Section 1.5 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary date of the immediately preceding annual meeting, a stockholder's notice required by this Section 1.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation. For purposes of the first annual meeting of stockholders of the Corporation, the first anniversary date shall be June 19, 2019.

        (b)    Special Meetings of Stockholders.    Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote at such meeting who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in paragraph (a)(2) of this Section 1.5 is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the special meeting may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice meeting the requirements of paragraph (a)(2) of this Section 1.5 (substituting special meeting for annual meeting as applicable) shall be received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting; provided, however, that a stockholder may nominate persons for election at a special meeting only to such directorship(s) as specified in the Corporation's notice of the meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

        (c)    Updating and Supplementing of Stockholder Information.    A stockholder providing notice of nominations of persons for election to the Board of Directors at an annual or special meeting of stockholders or notice of business proposed to be brought before an annual meeting of stockholders shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to paragraph (a)(2) of this Section 1.5 shall be true and correct both as of the record date for the determination of stockholders entitled to notice of the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (a) in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of stockholders entitled to notice of the meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date, and (b) in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the meeting or any adjournment or postponement thereof, not later than eight (8) business days before the meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement).

        (d)   General.

          (1)   Only such persons who are nominated in accordance with the procedures set forth in this Section 1.5 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.5. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.5 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(2)(C)(vi) of this Section 1.5) and (ii) if any proposed nomination or proposed business was not made or proposed in compliance with this Section 1.5, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.5, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present the nomination to the Board of Directors or to present the proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.5, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

          (2)   For purposes of this Section 1.5, (i) "public announcement" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act, and (ii) "business day" shall mean any day, other than Saturday, Sunday and any day on which banks located in the State of New York are authorized or obligated by applicable law to close.

          (3)   Notwithstanding the foregoing provisions of this Section 1.5, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.5. Nothing in this Section 1.5 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

        Section 1.6    Quorum.

        Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. The chairman of the meeting shall have the power and duty to determine whether a quorum is present at any meeting of the stockholders. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity. In the absence of a quorum, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.7 hereof until a quorum shall be present.

        Section 1.7    Adjournment.

        Any meeting of stockholders, annual or special, may be adjourned from time to time solely by the chairman of the meeting because of the absence of a quorum or for any other reason and to reconvene at the same or some other time, date and place, if any, or by means of remote communication. Notice need not be given of any such adjourned meeting if the time, date and place, if any, and the means of remote communications, if any, thereof are announced at the meeting at which the adjournment is taken. The chairman of the meeting shall have full power and authority to adjourn a stockholder meeting in his sole discretion even over stockholder opposition to such adjournment. The stockholders present at a meeting shall not have the authority to adjourn the meeting. If the time, date and place, if any, thereof, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjournment is for less than thirty (30) calendar days, no notice need be given of any such adjourned meeting. If the adjournment is for more than thirty (30) calendar days or if after the adjournment a new record date for determining stockholders entitled to vote at the adjourned meeting is fixed for the adjourned meeting, then notice shall be given to each stockholder entitled to vote at the meeting. At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting.

        Section 1.8    Organization.

        The Chairman of the Board, or in his absence the Chief Executive Officer, or in their absence the President, or in their absence any Vice President, shall call to order meetings of stockholders and preside over and act as chairman of such meetings. The Board of Directors or, if the Board fails to act, the stockholders, may appoint any stockholder, director or officer of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board, the Chief Executive Officer, the President and all Vice Presidents. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chairman of the meeting and announced at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board of Directors, the chairman of the meeting shall have the exclusive right to determine the order of business and to prescribe other such rules, regulations and procedures and shall have the authority in his discretion to regulate the conduct of any such meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (iv) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

        The Secretary shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

        Section 1.9    Postponement or Cancellation of Meeting.

        Any previously scheduled annual or special meeting of the stockholders may be postponed or canceled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

        Section 1.10    Voting.

        Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law, the Certificate of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

        Section 1.11    List of Stockholders.

        It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of the stock ledger to prepare and make, at least ten (10) calendar days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the stockholder's name; provided, however, if the record date for determining the stockholders entitled to vote at the meeting is fewer than ten (10) calendar days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) calendar day before the meeting date. Nothing contained in this Section 1.11 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) calendar days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence of the identity of the stockholders entitled to examine such list.

        Section 1.12    Remote Communications.

        For purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication:

          (a)   participate in a meeting of stockholders; and

          (b)   be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrent with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II

BOARD OF DIRECTORS

        Section 2.1    Number and Term of Office.

          (a)   Subject to any limitations set forth in the Certificate of Incorporation and to any provision of the General Corporation Law of the State of Delaware relating to the powers or rights conferred upon or reserved to the stockholders or the holders of any class or series of the issued and outstanding stock of the Corporation, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors. Subject to any rights of the holders of any series of preferred stock to elect additional directors, the Board of Directors shall be comprised of not less than three (3) members and the exact number will be fixed from time to time by the Board of Directors by resolution adopted by the affirmative vote of not less than 75% of the members of the Board of Directors then in office. Directors need not be stockholders of the Corporation. The Corporation shall nominate the persons serving as Chairman of the Board and Chief Executive Officer for election as directors at any meeting at which such persons are subject to election as directors.

          (b)   Except as otherwise fixed by the Certificate of Incorporation relating to the rights of the holders of any series of preferred stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of preferred stock (the "Preferred Stock Directors"), commencing with the election of directors at the 2018 annual meeting of stockholders, the Board of Directors shall be divided into three (3) classes: Class I, Class II and Class III. Each class shall consist, as nearly as possible, of a number of directors equal to one-third (1/3) of the then authorized number of members of the Board of Directors (other than the Preferred Stock Directors). The term of office of the initial Class I directors shall expire at the annual meeting of stockholders in 2019; the term of office of the initial Class II directors shall expire at the annual meeting of stockholders in 2020; and the term of office of the initial Class III directors shall expire at the annual meeting of stockholders in 2021. Commencing with the election of directors at the 2019 annual meeting of stockholders and at each annual meeting of stockholders thereafter, the successors of the class of directors whose term expires at that meeting shall be elected to hold office in accordance with the Certificate of Incorporation for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director's earlier death, resignation or removal.

        Section 2.2    Resignations.

        Any director of the Corporation, or any member of any committee, may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President or Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.

        Section 2.3    Removal of Directors.

        Subject to the rights of the holders of any series of preferred stock, directors may be removed from office only for cause upon the affirmative vote of the holders of not less than a majority of the total voting power of the then outstanding shares entitled to vote at an election of directors voting together as a single class.

        Section 2.4    Newly Created Directorships and Vacancies.

        Subject to the rights of the holders of any series of preferred stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, shall be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, except as may be provided in the terms of any series of preferred stock with respect to any additional director elected by the holders of such series of preferred stock. If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder may call a special meeting of stockholders in the same manner that the Board of Directors may call such a meeting, and directors for the unexpired terms may be elected at such special meeting.

        Section 2.5    Meetings.

        Regular meetings of the Board of Directors shall be held on such dates and at such times and places, within or without the State of Delaware, as shall from time to time be determined by the Board of Directors, such determination to constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meeting shall be held, upon notice to each director in accordance with Section 2.6 of this Article II, at such times and places, within or without the State of Delaware, as shall be designated in the notice of meeting.

        Special meetings of the Board of Directors shall be held at such times and places, if any, within or without the State of Delaware, as shall be designated in the notice of the meeting in accordance with Section 2.6 hereof. Special meetings of the Board of Directors may be called by the Chairman of the Board, and shall be called by the Chief Executive Officer, President or Secretary upon the written request of not less than 75% of the members of the Board of Directors then in office.

        Section 2.6    Notice of Meetings.

        The Secretary, or in his absence any other officer of the Corporation, shall give each director notice of the time and place of holding of any regular meetings (if required) or special meetings of the Board of Directors, in accordance with Section 5.4 of these Bylaws, by mail at least ten (10) calendar days before the meeting, or by courier service at least three (3) calendar days before the meeting, or by facsimile transmission, electronic mail or other electronic transmission, or personal service, in each case, at least twenty-four (24) hours before the meeting, unless notice is waived in accordance with Section 5.4 of these Bylaws. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

        Section 2.7    Meetings by Conference Telephone or Other Communications.

        Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and communicate with each other, and such participation in a meeting by such means shall constitute presence in person at such meeting.

        Section 2.8    Quorum and Organization of Meetings.

        A majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board or in his absence by such other person as the directors may select. The Board of Directors shall keep written minutes of its meetings. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

        The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee to replace absent or disqualified members at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board of Directors passed as aforesaid, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board of Directors in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the laws of the State of Delaware to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless otherwise specified in the resolution of the Board of Directors designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

        Section 2.9    Indemnification.

        The Corporation shall indemnify members of the Board of Directors and officers of the Corporation and their respective heirs, personal representatives and successors in interest for or on account of any action performed on behalf of the Corporation, to the fullest extent permitted by the laws of the State of Delaware and the Certificate of Incorporation, as now or hereafter in effect.

        Section 2.10    Indemnity Undertaking.

        To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprises (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees). Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this Section 2.10. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.

        Section 2.11    Advancement of Expenses.

        The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any Proceeding in advance of the final disposition of such Proceeding; provided, however, that, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer or such person, to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to reimburse or advance expenses incurred by a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.

        Section 2.12    Claims.

        If a claim for indemnification or advancement of expenses under this Article II is not paid in full within sixty (60) calendar days after a written claim therefor by the person seeking indemnification or reimbursement or advancement of expenses has been received by the Corporation, the person may file suit to recover the unpaid amount of such claim and, if successful, in whole or in part, shall be entitled to be paid the expense (including attorneys' fees) of prosecuting such claim to the fullest extent permitted by Delaware law. In any such action the Corporation shall have the burden of proving that the person seeking indemnification or reimbursement or advancement of expenses is not entitled to the requested indemnification, reimbursement or advancement of expenses under applicable law.

        Section 2.13    Amendment, Modification or Repeal.

        Any amendment, modification or repeal of the foregoing provisions of this Article II shall not adversely affect any right or protection hereunder of any person entitled to indemnification under Section 2.9 hereof in respect of any act or omission occurring prior to the time of such repeal or modification.

        Section 2.14    Executive Committee of the Board of Directors.

        The Board of Directors, by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, may designate an executive committee, all of whose members shall be directors, to manage and operate the affairs of the Corporation or particular properties or enterprises of the Corporation. Subject to the limitations of the law of the State of Delaware and the Certificate of Incorporation, such executive committee shall exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Corporation including, but not limited to, the power and authority to authorize the issuance of shares of common or preferred stock. The executive committee shall keep minutes of its meetings and report to the Board of Directors not less often than quarterly on its activities and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to it. Regular meetings of the executive committee, of which no notice shall be necessary, shall be held at such time, dates and places, if any, as shall be fixed by resolution adopted by the executive committee. Special meetings of the executive committee shall be called at the request of the Chief Executive Officer or of any member of the executive committee, and shall be held upon such notice as is required by these Bylaws for special meetings of the Board of Directors, provided that oral notice by telephone or otherwise, or notice by electronic transmission shall be sufficient if received not later than the day immediately preceding the day of the meeting.

        Section 2.15    Other Committees of the Board of Directors.

        The Board of Directors may by resolution establish committees other than an executive committee and shall specify with particularity the powers and duties of any such committee. Subject to the limitations of the laws of the State of Delaware and the Certificate of Incorporation, any such committee shall exercise all powers and authority specifically granted to it by the Board of Directors, which powers may include the authority to authorize the issuance of shares of common or preferred stock. Such committees shall serve at the pleasure of the Board of Directors, keep minutes of their meetings and have such names as the Board of Directors by resolution may determine and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to them.

        Section 2.16    Directors' Compensation.

        Directors shall receive such compensation for attendance at any meetings of the Board and any expenses incidental to the performance of their duties as the Board of Directors shall determine by resolution. Such compensation may be in addition to any compensation received by the members of the Board of Directors in any other capacity.

        Section 2.17    Action Without Meeting.

        Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board of Directors to take any action required or permitted to be taken by them without a meeting; provided, however, that if such action is taken without a meeting by consent by electronic transmission or transmissions, such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director.

        Section 2.18    Chairman of the Board of Directors.

        The Board of Directors shall elect a Chairman of the Board from among the members of the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, at which he is present, and perform such other duties and exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

 ARTICLE III

OFFICERS

        Section 3.1    Executive Officers.

        The Board of Directors shall elect from its own number, a Chief Executive Officer and a President (which may be the same or separate persons). The Board of Directors may also elect such Vice Presidents as in the opinion of the Board of Directors the business of the Corporation requires, a Treasurer, and a Secretary, any of whom may or may not be directors. The Board of Directors may also elect, from time to time, such other or additional officers as in its opinion are desirable for the conduct of business of the Corporation and such officers shall hold office at the pleasure of the Board of Directors; provided, however, that the Chief Executive Officer shall not hold any other office except that the Chief Executive Officer may serve as President.

        Section 3.2    Powers and Duties of Officers.

        The Chief Executive Officer shall have overall responsibility for the management and direction of the business and affairs of the Corporation and shall exercise such duties as customarily pertain to the office of chief executive officer and such other duties as may be prescribed from time to time by the Board of Directors. He shall be the senior officer of the Corporation and in case of the inability or failure of the President to perform his duties, he shall perform the duties of the President. In the absence or disability of the Chairman of the Board, the Chief Executive Officer shall perform the duties and exercise the powers of the Chairman of the Board. He may appoint and terminate the appointment or election of officers, agents or employees other than those appointed or elected by the Board of Directors. He may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations. The Chief Executive Officer shall perform such other duties as may be prescribed from time to time by the Board of Directors or these Bylaws.

        The offices of President and Chief Executive Officer may be held by the same or separate persons, each having the powers and duties hereunder as determined by the Board of Directors. The President of the Corporation shall be under the direction of the Chief Executive Officer and shall exercise such powers and duties as may be delegated by the Chief Executive Officer and such other duties as may be prescribed from time to time by the Board of Directors or assigned to him or her by these Bylaws. The President may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations.

        Vice Presidents shall have such powers and perform such duties as may be assigned to them by the Chairman of the Board, Chief Executive Officer, the President, the executive committee, if any, or the Board of Directors. A Vice President may sign and execute contracts and other obligations pertaining to the regular course of his duties which implement policies established by the Board of Directors.

        The Treasurer shall be the chief financial officer and, unless the Board of Directors otherwise declares by resolution, the chief accounting officer of the Corporation. Unless the Board of Directors otherwise declares by resolution, the Treasurer shall have general custody of all the funds and securities of the Corporation and general supervision of the collection and disbursement of funds of the Corporation. He shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors may designate. He may sign, with the Chief Executive Officer, President or such other person or persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation. He shall enter or cause to be entered regularly in the books of the Corporation a full and accurate account of all moneys received and paid by him on account of the Corporation, shall at all reasonable times exhibit his books and accounts to any director of the Corporation upon application at the office of the Corporation during business hours and, whenever required by the Board of Directors, the Chief Executive Officer, or the President, shall render a statement of his accounts. He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these Bylaws. He may be required to give bond for the faithful performance of his duties in such sum and with such surety as shall be approved by the Board of Directors. Any Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

        The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors. The Secretary shall cause notice to be given of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board of Directors. He shall have custody of the corporate seal, minutes and records relating to the conduct and acts of the stockholders and Board of Directors, which shall, at all reasonable times, be open to the examination of any director. The Secretary or any Assistant Secretary may certify the record of proceedings of the meetings of the stockholders or of the Board of Directors or resolutions adopted at such meetings, may sign or attest certificates, statements or reports required to be filed with governmental bodies or officials, may sign acknowledgments of instruments, may give notices of meetings and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

        Section 3.3    Bank Accounts.

        In addition to such bank accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer, with approval of the Chief Executive Officer or the President, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he may deem necessary or appropriate, provided payments from such bank accounts are to be made upon and according to the check of the Corporation, which may be signed jointly or singularly by either the manual or facsimile signature or signatures of such officers or bonded employees of the Corporation as shall be specified in the written instructions of the Treasurer or Assistant Treasurer of the Corporation with the approval of the Chief Executive Officer or the President of the Corporation.

        Section 3.4    Proxies; Stock Transfers.

        Unless otherwise provided in the Certificate of Incorporation or directed by the Board of Directors, the Chief Executive Officer or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to attend and to vote upon all matters and resolutions at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, whether regular or special, and at all adjournments thereof, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock, with full power of substitution or revocation. Unless otherwise provided in the Certificate of Incorporation or directed by the Board of Directors, the Chief Executive Officer or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to transfer, sell or dispose of stock of any corporation in which this Corporation may hold stock.

ARTICLE IV

CAPITAL STOCK

        Section 4.1    Shares.

        The shares of the Corporation shall be represented by a certificate or shall be uncertificated. Every holder of shares of capital stock of the Corporation represented by a certificate shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two (2) authorized officers of the Corporation representing the number of shares registered in certificate form, and sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or printed. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights.

        Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar had not ceased to hold such position at the time of its issuance.

        Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

        Section 4.2    Transfer of Shares.

        (a)   Upon surrender to the Corporation or the transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled, and the issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

        (b)   The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

        Section 4.3    Lost Certificates.

        The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates or uncertificated shares representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation and the transfer agent against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificates or uncertificated shares, and such requirement may be general or confined to specific instances.

        Section 4.4    Transfer Agent and Registrar.

        The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the manual or facsimile signature or signatures of any of them.

        Section 4.5    Regulations.

        The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation and replacement of certificates representing stock of the Corporation or uncertificated shares, which rules and regulations shall comply in all respects with the rules and regulations of the transfer agent.

ARTICLE V

GENERAL PROVISIONS

        Section 5.1    Offices.

        The Corporation shall maintain a registered office in the State of Delaware as required by the laws of the State of Delaware. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or as the business of the Corporation may require.

        Section 5.2    Corporate Seal.

        The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware."

        Section 5.3    Fiscal Year.

        Unless otherwise determined by the Board of Directors, the fiscal year begins on January first each year.

        Section 5.4    Notices and Waivers Thereof.

        Whenever any notice is required by the laws of the State of Delaware, the Certificate of Incorporation or these Bylaws to be given by the Corporation to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, or stockholders who consent thereto, by electronic transmission in accordance with applicable law. Any notice given by electronic transmission shall be deemed to have been given when it shall have been transmitted and any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid directed to such stockholder, director, or officer, as the case may be, at such stockholder's, director's, or officer's, as the case may be, address as it appears in the records of the Corporation. An affidavit of the Secretary or Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

        Whenever any notice is required to be given by law, the Certificate of Incorporation, or these Bylaws to the person entitled to such notice, a waiver thereof, in writing signed by the person, or by electronic transmission, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law. If such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the person waiving notice. In addition, notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any director if such director shall sign the minutes of such meeting or attend the meeting, except that if such director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such director shall not be deemed to have waived notice of such meeting.

        Section 5.5    Saving Clause.

        These Bylaws are subject to the provisions of the Certificate of Incorporation and applicable law. In the event any provision of these Bylaws is inconsistent with the Certificate of Incorporation or the corporate laws of the State of Delaware, such provision shall be invalid to the extent only of such conflict, and such conflict shall not affect the validity of any other provision of these Bylaws.

        Section 5.6    Amendments.

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation.

        Subject to the rights of the holders of any series of preferred stock, these Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of not less than 66 2/3% of the total voting power of the then outstanding capital stock of the Corporation entitled to vote thereon; provided, however, that this paragraph shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws by the Board of Directors in accordance with the preceding paragraph.

        Section 5.7    Gender/Number.

        As used in these Bylaws, the masculine, feminine, or neuter gender, and the singular and plural number, shall include the other whenever the context so indicates.

        Section 5.8    Electronic Transmission.

        For purposes of these Bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such recipient through an automated process.

 ANNEX B

AS § 10.06.574
§ 10.06.574. Right of shareholders to dissent

        (a)   A shareholder may dissent from the following corporate actions:

    (1)
    a plan of merger, consolidation, or exchange to which the corporation is a party; or

    (2)
    a sale or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, including a sale in dissolution, but not including a sale under a court order or a sale for cash on terms requiring that all or substantially all of the net proceeds of the sale be distributed to the shareholders in accordance with their respective interests within one year after the date of sale.

        (b)   The rights of a shareholder who dissents as to less than all of the shares registered in the name of the shareholder shall be determined as if the shares as to which the shareholder dissents and the other shares of the shareholder are registered in the names of different shareholders.

        (c)   This section does not apply to the shareholders of the surviving corporation in a merger if a vote of shareholders of the surviving corporation is not necessary to authorize the merger.

        (d)   This section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange on the date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which the plan of merger, consolidation, or exchange or the proposed sale or exchange of property and assets is to be acted upon unless the articles of the corporation provide otherwise.

AS § 10.06.576
§ 10.06.576. Procedures relating to the exercise of a shareholder's right to dissent; completion of corporate action; notice of election; treatment of shares

        (a)   A shareholder electing to exercise a right to dissent shall file with the corporation, before or at the meeting of shareholders at which the proposed corporate action is submitted to a vote, a written objection to the proposed corporate action. The objection must include a notice of election to dissent, the shareholder's name and residence address, the number and classes of shares as to which the shareholder dissents, and a demand for payment of the fair value of the shares if the action is taken. A shareholder to whom the corporation did not give notice of the meeting in accordance with this chapter is not required to make the objection provided in this section.

        (b)   Within 10 days after the shareholders' vote authorizing the action, the corporation shall given written notice of the authorization to each shareholder who filed written objection or from whom written objection was not required. The corporation may consider that a shareholder who voted for the proposed action has elected not to enforce a right of dissent under this chapter, and need not give notice to the shareholder.

        (c)   Within 20 days after notice has been given under (b) of this section, a shareholder from whom written objection was not required under (a) of this section and who elects to dissent shall file with the corporation a written notice of the election, stating the shareholder's name and residence address, the number and classes of shares as to which the shareholder dissents, and a demand for payment of the fair value of the shares. A shareholder who elects to dissent from a merger under AS 10.06.532, a consolidation under AS 10.06.534, a share exchange under AS 10.06.540, a transaction authorized under AS 10.06.562, or a sale of assets under AS 10.06.568 shall file a written notice of the election to dissent within 20 days after the merger plan, consolidation plan, share exchange plan, or sale of assets resolution has been mailed to the shareholder.

B-1

        (d)   A merger, consolidation, or exchange is considered completed within the meaning of this chapter on the effective date determined in accordance with AS 10.06.560; a transaction under AS 10.06.568 is completed within the meaning of this chapter when the corporation has received the consideration specified in the board resolution that was submitted to the shareholders in accordance with that section.

        (e)   Upon completion of the corporation action, the shareholder shall cease to have the rights of a shareholder except the right to be paid the fair value of the shares as to which the dissenter's rights were perfected under this chapter. A notice of election may be withdrawn by the shareholder at any time before an acceptance under AS 10.06.578(f), but in no case later than 60 days from the date of completion of the corporate action, except that the time for withdrawing a notice of election shall be extended for 60 days from the date an offer is made, if the corporation fails to make a timely offer under AS 10.06.578. After the time for withdrawal has expired, withdrawal of a notice of election requires the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of an advance payment made to the shareholder as provided in AS 10.06.578. If a notice of election is withdrawn, if the corporate action is rescinded, if a court determines that the shareholder is not entitled to the right to dissent, or if the shareholder otherwise loses the right to dissent, the shareholder shall not have the right to receive payment for the shares and shall be reinstated to all rights as a shareholder that were effective on the date of the completion of the corporate action. The rights to which the shareholder is reinstated include intervening preemptive rights and the right to payment of an intervening dividend or other distribution. If an intervening right has expired or if a dividend or distribution that is not in cash has been completed, the corporation may elect to pay the shareholder the fair value of the shares in cash at the value, as determined by the board, at the time of the expiration or completion. The election to pay the value in cash shall be without prejudice to a corporate proceeding that has occurred in the interim.

        (f)    At the time of filing the notice of election to dissent, or within 30 days after the shareholder has filed the notice, the shareholder shall submit to the corporation, or to its transfer agent, the certificates representing the shares for which payment is claimed, if certificates have been issued. The corporation or its transfer agent shall note conspicuously on the certificates, or on a separate document if certificates have not been issued for the shares, that a notice of election has been filed, and shall return the certificates or the separate document to the shareholder or to the person who submitted them on the shareholder's behalf. Unless a court, for good cause shown, otherwise directs, a shareholder who fails to comply with this subsection loses the right to dissent granted by this chapter, if the corporation gives written notice that the right to dissent will be lost to the shareholder within 45 days from the date that the shareholder filed the notice of election to dissent. If the corporation fails to exercise this notice option in a timely manner, the shareholder retains the right to dissent granted by this chapter.

        (g)   When a share of a dissenting shareholder under (f) of this section is transferred, the new certificate must bear a notation similar to that made under (f) of this section and state the name of the original dissenting holder of the shares, or, if the share is an uncertificated share, the corporation must give the transferee a written notice stating that a notice of election to dissent has been filed and giving the name of the original dissenting holder. A transferee acquires only the rights in the corporation that the original dissenting shareholder had at the time of transfer.

B-2

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 7, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/GLIB • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2. + ForAgainst Abstain 1. A proposal to approve the Agreement and Plan of Merger, dated as of March 22, 2018, by and between GCI Liberty, Inc. and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GCI Liberty, Inc., pursuant to which GCI Liberty, Inc. will merge with and into GCI Merger Sub, Inc., with GCI Merger Sub, Inc. (which shall be renamed GCI Liberty, Inc.) continuing as the surviving corporation and existing under the laws of the State of Delaware. 2. A proposal to authorize the adjournment of the special meeting by GCI Liberty, Inc. to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the other proposal to be presented at the special meeting. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 7 6 8 3 8 1 02TY8A MMMMMMMMM C B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — GCI LIBERTY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS May 7, 2018 The undersigned hereby appoint(s) Richard N. Baer and Mark D. Carleton, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock, Class B common stock and/or Series A Cumulative Redeemable Preferred Stock held by the undersigned at the Special Meeting of Stockholders to be held at 8:00 a.m., local time, on May 7, 2018, at GCI Liberty, Inc.’s offices at 12300 Liberty Boulevard, Englewood, CO 80112 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

  ANNEX A
AGREEMENT AND PLAN OF MERGER
RECITALS
ARTICLE I THE REINCORPORATION MERGER
ARTICLE II CONDITIONS
ARTICLE III TERMINATION
ARTICLE IV MISCELLANEOUS AND GENERAL
EXHIBIT A FORM OF RESTATED CERTIFICATE OF INCORPORATION OF GCI LIBERTY, INC.
ARTICLE I NAME
ARTICLE II REGISTERED OFFICE
ARTICLE III PURPOSE
ARTICLE IV AUTHORIZED STOCK
SECTION A CERTAIN DEFINITIONS AND INTERPRETATIONS
SECTION B SERIES A COMMON STOCK, SERIES B COMMON STOCK AND SERIES C COMMON STOCK
SECTION C PREFERRED STOCK
SECTION D SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK
ARTICLE V DIRECTORS
SECTION A NUMBER OF DIRECTORS
SECTION B CLASSIFICATION OF THE BOARD
SECTION C REMOVAL OF DIRECTORS
SECTION D NEWLY CREATED DIRECTORSHIPS AND VACANCIES
SECTION E LIMITATION ON LIABILITY AND INDEMNIFICATION
SECTION F AMENDMENT OF BYLAWS
ARTICLE VI TERM
ARTICLE VII STOCK NOT ASSESSABLE
ARTICLE VIII MEETINGS OF STOCKHOLDERS
SECTION A ANNUAL AND SPECIAL MEETINGS
SECTION B ACTION WITHOUT A MEETING
ARTICLE IX ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE
ARTICLE X CERTAIN BUSINESS OPPORTUNITIES
  Exhibit B
FORM OF AMENDED AND RESTATED BYLAWS OF GCI LIBERTY, INC.
ARTICLE I STOCKHOLDERS
ARTICLE II BOARD OF DIRECTORS
ARTICLE III OFFICERS
ARTICLE IV CAPITAL STOCK
ARTICLE V GENERAL PROVISIONS
  ANNEX B
AS § 10.06.574 § 10.06.574. Right of shareholders to dissent
AS § 10.06.576 § 10.06.576. Procedures relating to the exercise of a shareholder's right to dissent; completion of corporate action; notice of election; treatment of shares